UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant  ☐

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☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

Nogin, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Nogin, Inc.

1775 Flight Way STE 400

Tustin, California 92782

June 20, 2023

Dear Fellow Stockholders:

I am pleased to invite you to attend the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Nogin, Inc. on Wednesday, July 26, 2023 at 10:00 a.m. (Eastern Time). Our Annual Meeting will be completely virtual, and you will not be able to attend the Annual Meeting in person. We believe this format will provide a consistent experience for our stockholders and allows all stockholders with Internet connectivity to participate in the Annual Meeting regardless of location. Our Annual Meeting will be conducted via live webcast, and you can access the Annual Meeting at www.virtualshareholdermeeting.com/NOGN2023.

To attend and participate in the Annual Meeting, visit www.virtualshareholdermeeting.com/NOGN2023 or follow the instructions provided by your bank or broker. Please be advised that only stockholders who held Nogin shares as of the close of business on the Record Date are entitled to notice of and will be permitted to participate and vote at the Annual Meeting. Your proxy card or voting instruction form will include a 16-digit control number. Upon entering your control number online, you will receive further instructions, including unique hyperlinks that will allow you to access, submit questions and vote at the virtual Annual Meeting.

Whether or not you plan to attend the Annual Meeting, we encourage you to vote. It is important that your shares be represented and voted at the Annual Meeting. Please promptly cast your vote by telephone, electronically via the Internet or by completing and returning your signed proxy card in the enclosed postage-paid envelope or to the address indicated on your proxy card or voting instruction form. Voting electronically, by telephone or by returning your proxy card does not deprive you of the right to attend the Annual Meeting virtually and vote your shares during the Annual Meeting for the business matters acted upon. Additional attendance, participation and voting information is included in the Proxy Statement and with your proxy materials.

As Chief Executive Officer, President and Chairman of the Board of Directors of Nogin, I am committed to Nogin’s goal of continuing to revolutionize how brands manage ecommerce. As you know, Nogin became a publicly traded company in August 2022, and we are incredibly proud of our management team and their ability to execute our vision and remain focused on Nogin’s growth. On behalf of the Board of Directors and management, we appreciate your continued support, confidence and investment in Nogin, Inc.

/s/ Jonathan S. Huberman

Jonathan S. Huberman Chief Executive Officer, President and Chairman of the Board of Directors

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Wednesday, July 26, 2023, 10:00 a.m. (Eastern Time)

Virtual Meeting Only – No Physical Meeting Location

The 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Nogin, Inc. (the “Company”) will be held on Wednesday, July 26, 2023, at 10:00 a.m. (Eastern Time). The Annual Meeting will be completely virtual, and you will not be able to attend the Annual Meeting in person. The Annual Meeting will be conducted via live webcast at www.virtualshareholdermeeting.com/NOGN2023, and stockholders will be able to attend, vote and submit questions via the Internet during the webcast.

Items of Business

1.

Elect Andrew Pancer, Geoffrey Van Haeren and Arthur Stark as Class I directors to hold office until the Company’s 2026 annual meeting of stockholders and until their respective successors have been duly elected and qualified;

2.	Approve an amendment to the Nogin, Inc. 2022 Incentive Award Plan (the “Plan”);

3.	Ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2023; and

4.	Transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

Record Date

The record date for the Annual Meeting is June 16, 2023 (“Record Date”). Only holders of shares of our common stock as of the close of business on the Record Date are entitled to notice of the Annual Meeting and to vote on all business transacted at the Annual Meeting or any continuation, postponement or adjournment thereof. A complete list of such stockholders will be open to the examination of any stockholder for a period of ten days prior to the Annual Meeting for a purpose germane to the meeting by sending an email to the Company at nogin@gatewayir.com, stating the purpose of the request and providing proof of ownership of Common Stock. The list of these stockholders will also be available on the bottom of your screen during the Annual Meeting after entering the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials.

Voting Your Proxy

Your vote is important. Voting your shares will ensure the presence of a quorum at the Annual Meeting and will save the Company the expense of further solicitation. Stockholders are encouraged to attend, participate in and vote at the virtual Annual Meeting via the live webcast. Whether or not you plan to attend the virtual Annual Meeting, your vote is important. Please promptly complete and return your signed proxy card in the enclosed envelope or submit your proxy by telephone or via the Internet as described on your proxy card or voting instruction form. As described in the 2023 Proxy Statement (the “Proxy Statement”), you may also vote electronically at the virtual Annual Meeting if you attend and participate in the virtual Annual Meeting.

Annual Meeting Attendance and Participation

Please be advised that to attend and participate in the Annual Meeting, you must either visit www.virtualshareholdermeeting.com/NOGN2023 and enter the 16-digit control number (included on your proxy card) or follow the instructions provided by your bank or broker. Upon entering your control number, you will receive further instructions, including unique hyperlinks that will allow you to access, submit questions and vote at the virtual Annual Meeting. If the shares you own are held in “street name” by a bank or brokerage firm, you must obtain a valid proxy from your bank or brokerage firm in order to submit your vote at the virtual Annual Meeting.

Please refer to the accompanying Proxy Statement for additional details and important information about the virtual Annual Meeting.

By Order of the Board of Directors:

/s/ Jonathan S. Huberman

Jonathan S. Huberman Chief Executive Officer, President and Chairman of the Board of Directors

June 20, 2023

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on July 26, 2023: This Notice of Annual Meeting of Stockholders, the 2023 Proxy Statement and the 2022 Annual Report to Stockholders are available free of charge at www.proxyvote.com.

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Nogin, Inc.

1775 Flight Way STE 400

Tustin, CA 92782

PROXY STATEMENT

FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS

This proxy statement (the “Proxy Statement”) includes certain information about Nogin, Inc. (the “Company,” “Nogin,” “we,” “us” or “our”), and is being solicited by the Company’s Board of Directors (the “Board”), in connection with our 2023 Annual Meeting of Stockholders to be held virtually on Wednesday, July 26, 2023 at 10:00 a.m. (Eastern Time) and any continuation, postponement or adjournment thereof (the “Annual Meeting”). You should read this Proxy Statement carefully before voting at the Annual Meeting. For more complete information regarding Nogin’s 2022 performance, you are encouraged to review the Company’s 2022 Annual Report to Stockholders (the “2022 Annual Report”) or our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “2022 Form 10-K”).

References in this Proxy Statement to “SWAG” refer to the Company prior to the consummation of the Business Combination (as defined in the 2022 Annual Report) and references to “Legacy Nogin” refer to Branded Online, Inc. dba Nogin prior to the consummation of the Business Combination. References in this Proxy Statement to “2022,” “2021” and other years refer to the Company’s fiscal year for the respective period indicated. Websites referenced throughout this Proxy Statement are provided for convenience only, and the content on the referenced websites does not constitute a part of, and is not incorporated by reference into, this Proxy Statement.

On or about June 20, 2023, this Proxy Statement and an accompanying proxy card will first be mailed to stockholders or made available to stockholders electronically via the Internet at www.proxyvote.com and on our Investor Relations website at ir.nogin.com. Our website is not part of this Proxy Statement; references to our website address in this Proxy Statement are intended to be inactive textual references only.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

When and where will the Annual Meeting be held?

The Annual Meeting will be held on Wednesday, July 26, 2023 at 10:00 a.m. (Eastern Time). The Annual Meeting will be a virtual meeting that will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/NOGN2023 and entering your 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the close of business on the June 16, 2023 record date (the “Record Date”).

Why is the Company holding a virtual meeting?

We want to use the latest technology to provide expanded access, improved communication and cost savings for the Company and our stockholders while providing stockholders the same rights and opportunities to participate as they would have at an in-person meeting. Furthermore, we believe this format will provide a consistent experience to our stockholders, allow stockholders with Internet connectivity to participate in the Annual Meeting regardless of location and a virtual meeting enable increased stockholder attendance and participation because stockholders can participate from any location around the world.

How do I attend the Annual Meeting?

To attend and participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card. If your shares are held in “street name,” you should contact your bank, broker or other nominee to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 10:00 a.m. (Eastern Time). We encourage you to access the meeting prior to the start time, and please refer to the proxy materials and visit www.virtualshareholdermeeting.com/NOGN2023 for additional information regarding online check-in times and procedures.

We will be hosting the Annual Meeting live via audio webcast. Any stockholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/NOGN2023. If you were a stockholder as of the Record Date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:

•	Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/NOGN2023.

•	Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/NOGN2023 on the day of the Annual Meeting.

•	Webcast starts at 10:00 a.m. (Eastern Time).

•	You will need your 16-digit control number to enter the Annual Meeting.

•	Stockholders may submit questions while attending the Annual Meeting via the Internet.

What am I being asked to vote on at the Annual Meeting?

You are being asked to vote on the following three proposals described in this Proxy Statement:

Proposal 1:	Elect Andrew Pancer, Geoffrey Van Haeren and Arthur Stark as Class I directors to hold office until the Company’s 2026 annual meeting of stockholders and until their respective successors have been duly elected and qualified.

Proposal 2:	Approve an amendment to the Nogin, Inc. 2022 Incentive Award Plan (the “Plan”).

Proposal 3:	Ratification of the appointment of Grant Thornton LLP (“Grant Thornton”) as our independent registered public accounting firm for 2023.

Could other matters be decided at the Annual Meeting?

At the date of this Proxy Statement, we do not know of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the Annual Meeting or any adjournment or postponement thereof for consideration, and you are a registered stockholder and have submitted a proxy card, the persons named in your proxy card (the “Named Proxies”) will have the discretion to vote on those matters for you.

When is the Record Date, and who is entitled to vote?

All holders of record of shares of our common stock, par value $0.0001 per share (“Common Stock”) at the close of business on June 16, 2023 are entitled to notice of and to vote at the Annual Meeting and any continuation, postponement or adjournment thereof.

At the close of business on the Record Date, there were 11,092,559 shares of our Common Stock issued and outstanding and entitled to vote. Each share of Common Stock entitles its holder to one vote.

How do I vote my shares without attending the Annual Meeting?

You may vote your shares prior to the Annual Meeting in any of the following three ways:

•

Internet - Visit www.proxyvote.com or the website shown on your proxy card or voting instruction form and follow the instructions on how to vote your shares and complete an electronic proxy card. You will need the 16-digit control number included on your proxy card to vote by Internet.

•

Telephone - Call 800-690-6903 or the toll-free telephone number shown on your proxy card or voting instruction form. You will need the 16-digit control number included on your proxy card to vote by telephone.

•

Mail - Complete, sign and date your proxy card where indicated, and return the proxy card in the postage-paid envelope provided to you. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as a guardian, executor, trustee, custodian, attorney or officer of a corporation), indicate your name and title or capacity.

If your shares are held in the name of a bank, broker or other nominee, you will receive instructions on how to vote from the bank, broker or other nominee. You must follow the instructions of such bank, broker or other nominee in order for your shares to be voted.

How do I vote my shares during the Annual Meeting?

You may vote your shares electronically during the virtual Annual Meeting, even if you have previously submitted your vote. To vote at the Annual Meeting, you must attend the Annual Meeting. To attend and participate in the Annual Meeting, you must either visit www.virtualshareholdermeeting.com/NOGN2023 and enter the 16-digit control number (included on your proxy card) or follow the instructions provided by your bank or broker. Upon entering your control number at www.virtualshareholdermeeting.com/NOGN2023, you will receive further instructions, including unique hyperlinks that will allow you to access, submit questions and vote at the virtual Annual Meeting. If the shares you own are held in “street name” by a bank or brokerage firm, you must obtain a valid proxy from your bank or brokerage firm in order to submit your vote at the virtual Annual Meeting.

What is the deadline for submitting a proxy?

In order to be counted, proxies submitted by beneficial owners via the Internet and telephone voting facilities will close for stockholders of record as of the Record Date at 11:59 p.m. (Eastern Time) on July 25, 2023. Proxy cards with respect to shares held of record must be received prior to the start of the Annual Meeting.

How does the Board recommend that I vote?

The Board recommends that you vote:

•	FOR each of the Class I director nominees to the Board set forth in this Proxy Statement.

•	FOR the approval of the amendment to the Plan.

•	FOR the ratification of the appointment of Grant Thornton as our independent registered public accounting firm for 2023.

How many votes are required to approve each proposal?

Proposal 1:	Our directors are elected by a plurality of the votes cast. This means that the director nominees receiving the highest number of affirmative “FOR” votes cast by holders of shares of our Common Stock, even if less than a majority, will be elected. Votes that are “withheld” will have the same effect as an abstention and will not count as a vote “FOR” or “AGAINST” a director nominee because directors are elected by plurality voting. Because this proposal is not considered a discretionary matter, brokers lack authority to exercise their discretion to vote uninstructed shares on this proposal. Any broker non-votes will have no effect on the outcome of this proposal. There is no cumulative voting.

Proposal 2:	The proposal to approve the amendment to the Plan requires the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on such matter by holders of shares of our Common Stock. A vote marked as an “abstention” is not considered a vote cast and will, therefore, not affect the outcome of this proposal. Because this proposal is not considered a discretionary matter, brokers lack authority to exercise their discretion to vote uninstructed shares on this proposal. Any broker non-votes will have no effect on the outcome of this proposal.

Proposal 3:	The proposal to ratify the appointment of Grant Thornton as our independent registered public accounting firm for 2023 requires the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on such matter by holders of shares of our Common Stock. A vote marked as an “abstention” is not considered a vote cast and will, therefore, not affect the outcome of this proposal. Also, because this proposal is considered a discretionary matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal, and we do not expect any broker non-votes on this matter. However, if there are any broker non-votes, they will have no effect on the outcome of this proposal.

What if I do not specify how my shares are to be voted?

If you submit your proxy card but do not indicate any voting instructions, the Company, by way of the Named Proxies, will vote your shares FOR the election of each of the Class I director nominees named in Proposal 1 and FOR Proposals 2 and 3.

Can I change my vote after I have delivered my proxy card or voting instruction form?

Yes. Regardless of whether you voted by Internet, telephone or mail, if you are a registered stockholder, you may change your vote and revoke your proxy by taking one of the following actions:

•

Delivering a written notice of revocation to our General Counsel at our principal executive offices (our address is provided under the “Principal Executive Offices” section), provided such statement is received no later than July 25, 2023.

•	Voting again by Internet or telephone at a later time but before the closing of those voting facilities at 11:59 p.m. (Eastern Time) on July 25, 2023.

•	Submitting a properly signed proxy card with a later date that is received by the Company no later than July 25, 2023.

•	Attending the Annual Meeting and voting during the Annual Meeting live webcast.

Your most recent proxy card or telephone or Internet proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Company’s General Counsel before your proxy is voted or you vote online at the Annual Meeting.

If your shares are held in street name, please refer to information from your bank, broker or other nominee on how to revoke or submit new voting instructions.

What is the difference between a registered stockholder and a beneficial owner or “street name” holder?

If your shares are registered in your name directly with Continental Stock Transfer & Trust Company, our stock transfer agent, you are considered a stockholder of record, or a registered stockholder, of those shares.

If your shares are held on your behalf by a broker, bank or other nominee, you are considered the beneficial owner of those shares, and your shares are said to be held in “street name.” With respect to those shares, your bank, broker or other nominee is considered the registered stockholder and should provide you with a voting instruction form for you to use in directing the bank, broker or other nominee on how to vote your shares. Please refer to the information from your bank, broker or other nominee on how to submit your voting instructions.

What constitutes a quorum?

A quorum must be present at the Annual Meeting for any business to be conducted. The holders of a majority in voting power of the Common Stock issued and outstanding and entitled to vote, present in person, or by remote communication, if applicable, or represented by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. If you sign and return your proxy card or authorize a proxy to vote electronically or telephonically, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote as indicated in the proxy materials. Broker non-votes are counted as present for purposes of determining whether a quorum is present at the Annual Meeting.

Virtual attendance of a stockholder at the Annual Meeting constitutes presence in person for purposes of determining whether a quorum is present at the Annual Meeting. Abstentions and broker non-votes (described below) will be included for purposes of determining whether a quorum is present at the Annual Meeting.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present or represented at the scheduled time of the Annual Meeting, then (i) the chairperson of the Annual Meeting or (ii) a majority in voting power of the stockholders entitled to vote at the Annual Meeting, present in person or by remote communication, if applicable, or represented by proxy, may adjourn the Annual Meeting until a quorum is present or represented.

What are abstentions and broker non-votes?

Abstentions. If you specify on your proxy card that you “abstain” from voting on an item, your shares will be counted as present and entitled to vote for the purpose of establishing a quorum. Abstentions or votes “withheld” will not be included in the tabulation of voting results for Proposals 1, 2 or 3.

Broker Non-Votes. Generally, a broker non-vote occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because (i) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (ii) the broker lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner, without voting instructions from such beneficial owner, on routine matters, such as the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 3). On the other hand, the proposal regarding the election of directors (Proposal 1) and the proposal to approve the amendment to the Plan (Proposal 2) are each a non-routine matter and, absent voting instructions from the beneficial owner of such shares, your broker does not have discretion and is not entitled to vote shares held for a beneficial owner on such matters. Broker non-votes will have no effect on Proposals 1, 2 or 3.

What does it mean if I receive more than one set of proxy materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?

If you encounter any technical difficulties with accessing or participating in the Annual Meeting via the virtual meeting website on the meeting day, please contact technical support at the email address or telephone number displayed on the virtual Annual Meeting webpage on the www.virtualshareholdermeeting.com/NOGN2023 website.

Who will count the votes?

Representatives of Broadridge Investor Communications Services (“Broadridge”) will tabulate the votes, and a representative of Broadridge will act as inspector of election.

Who will pay for the cost of this proxy solicitation?

The Company will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses. We have retained Morrow Sodali LLC to aid in the solicitation of proxies. The fees of Morrow Sodali are $8,500, plus reimbursement of its reasonable out-of-pocket costs.

Where can I find the voting results of the Annual Meeting?

We intend to announce the preliminary voting results at the Annual Meeting, and we expect to publish the final voting results in a Current Report on Form 8-K filed with the SEC within the four-business-day deadline of the Annual Meeting.

PROPOSAL 1 — ELECTION OF DIRECTORS

Board Size and Structure

Our Certificate of Incorporation provides that the number of directors shall be established from time to time by our Board. Our Board has fixed the number of directors at eight, and as of the date of this Proxy Statement, there are eight members of our Board.

Our Certificate of Incorporation provides that the Board be divided into three classes, designated as Class I, Class II and Class III. Each class of directors must stand for reelection no later than the third annual meeting of stockholders subsequent to their initial appointment or election to the Board, provided that the term of each director will continue until the election and qualification of his or her successor or his or her earlier death, resignation, disqualification or removal. Generally, vacancies or newly created directorships will be filled, upon the recommendation of the Nominating and Corporate Governance Committee (the “Nominating Committee”), only by (i) the affirmative vote of a majority of the directors then in office, even though less than a quorum, or (ii) a sole remaining director. A director appointed by the Board to fill a vacancy will hold office until the next election of the class for which such director was chosen, subject to the election and qualification of his or her successor and his or her earlier death, resignation, retirement, disqualification or removal.

Current Directors, Classes and Terms

Our current directors and their respective classes and terms are set forth below. The current term of the Class I directors ends at the Annual Meeting, and Class II and Class III at the 2024 and 2025 annual meeting of stockholders, respectively.

CLASS I	CLASS II	CLASS III
Andrew Pancer	Eileen Moore Johnson	Jonathan S. Huberman
Geoffrey Van Haeren	Wilhelmina Fader	Hussain Baig
Arthur Stark		Shahriyar Rahmati

Board Diversity Matrix (as of June 16, 2023)

Total Number of Directors	8

	Female	Male	Non-Binary	Did Not Disclose Gender

Part I: Gender Identity

Directors	2	6	0	0

Part II: Demographic Background

African American or Black

Alaskan Native or Native American

Asian	1	1

Hispanic or Latinx

Native Hawaiian or Pacific Islander

White	1	5

Two or More Races or Ethnicities

LGBTQ+

Did Not Disclose Demographic Background

Nominees for Director

Messrs. Pancer, Van Haeren and Stark have been, upon the recommendation of the Nominating Committee, nominated by the Board to stand for election. As the directors assigned to Class I, the current terms of service of Messrs. Pancer, Van Haeren and Stark will expire at the Annual Meeting. If elected by the stockholders at the Annual Meeting, Messrs. Pancer, Van Haeren and Stark will each serve for a term expiring at our annual meeting of stockholders to be held in 2026 (the “2026 Annual Meeting”) and the election and qualification of his successor or until his earlier death, resignation or removal.

Each person nominated for election has consented to be named and to serve as a director if elected at the Annual Meeting, and management has no reason to believe that any nominee will be unable to serve. If, however, prior to the Annual Meeting, the Board should learn that any nominee will be unable to serve for any reason, the proxies that otherwise would have been voted for this nominee will be voted for a substitute nominee as selected by the Board. Alternatively, the proxies, at the Board’s discretion, may be voted for that fewer number of nominees as results from the inability of any nominee to serve. The Board has no reason to believe that any of the nominees will be unable to serve.

Director & Director Nominee Qualifications and Biographical Information

The following pages contain professional and other biographical information (as of June 16, 2023) for each director nominee and each director whose term as a director will continue after the Annual Meeting, including all positions they hold, their principal occupation and business experience for the past five years, and the names of other publicly traded companies of which the director or nominee currently serves as a director or has served as a director during the past five years.

We believe that all of our directors and nominees possess the characteristics noted in our Corporate Governance Guidelines. In accordance with those guidelines, the Board and the Nominating Committee personal and professional integrity; satisfactory levels of education and/or business experience; broad-based business acumen; an appropriate level of understanding of our business and its industry and other industries relevant to our business; the ability and willingness to devote adequate time to the work of our Board and its committees, as applicable; skills and personality that complement those of our other directors that helps build a board that is effective, collegial and responsive to the needs of our Company; strategic thinking and a willingness to share ideas; a diversity of experiences, expertise and background; and the ability to represent the interests of all of our stockholders. The information presented below regarding each nominee and continuing director also sets forth specific experience, qualifications, attributes and skills that led our Board to the conclusion that such individual should serve as a director in light of our business and structure.

Nominees for Election to Three-Year Terms Expiring No Later than the 2026 Annual Meeting

Class I Directors	Age	Director Since	Current Position at Nogin
Andrew Pancer	52	2023	Director
Geoffrey Van Haeren	51	2022	Chief Technologist and Director
Arthur Stark	68	2023	Director

Andrew Pancer has served on our Board since February 2023. Mr. Pancer has owned and operated Big Red House Services Limited, a consulting company providing services to e-commerce and advertising technology companies, since 2020. In addition, Mr. Pancer owns and operates Tyburnia Partners Limited, an e-commerce company focused on the manufacturing and sale of wine accessories. He is also actively engaged as a partner or consultant for a number of e-commerce marketing technology and advertising agency companies, including Duration Media LLC, Spectrum Media Services LLC, Cap Hill Brands, Ramp97, Fresh Media LLC and Lomogo LLC. From 2017 to 2021, Mr. Pancer owned and operated Desserts by ME LLC, an e-commerce company that was acquired by Thrasio in 2021. Mr. Pancer received his Bachelor of Science in Business Administration from

Washington University in St. Louis and his Master of Business Administration from New York University’s Stern School of Business. Mr. Pancer brings significant e-commerce and marketing experience to the Board and his extensive knowledge on the industry is expected to be beneficial to the Company.

Geoffrey Van Haeren has served as our Chief Technologist since 2010 and has served on our Board since August 2022. Mr. Van Haeren co-founded Nogin in 2010 and served as Nogin’s President from October 2020 until closing of the Business Combination. Prior to joining Nogin, he served as the Chief Technology Officer for CAbi Clothing where he worked with the executive team to develop and deliver a next generation SAAS based MLM platform. From January 2006 to August 2009, Mr. Van Haeren served as the Vice President of Technology for Digital River. Prior to his tenure at Digital River, Mr. Van Haeren served as the Chief Technology Officer of Commerce5, where he co-founded the company. We believe Mr. Van Haeren is qualified to serve on the Board due to his significant experience building and scaling e-commerce software as Nogin’s Chief Technology Officer and because, as a founder of Nogin, he is essential to the long-term vision of the Company.

Arthur Stark has served on our Board since June 2023. Mr. Stark has over forty-five years of experience in various executive-level roles across several industries. Mr. Stark currently serves as Chairman of Stark Enterprises, providing advisory services and to a broad array of companies. Additionally, Mr. Stark is on the Senior Advisory Board of Jefferies Group, as well as that of Vintage Investment Partners. Mr. Stark previously served as President and Chief Merchandising Officer of Bed, Bath & Beyond from January 2006 through May 2018. We believe Mr. Stark is qualified to serve on our Board due to his extensive executive leadership and business experience.

Class II Directors Whose Terms Expire at the 2024 Annual Meeting of Stockholders

Class II Directors	Age	Director Since	Current Position at Nogin
Eileen Moore Johnson	51	2022	Director
Wilhelmina Fader	59	2022	Director

Eileen Moore Johnson has served on our Board since August 2022. In addition, Ms. Moore Johnson currently serves as the General Manager, Vegas Loop for The Boring Company. Ms. Moore Johnson is the former Executive Vice President and Chief Human Resources Officer of Light & Wonder, a position she held since June 2020. Ms. Moore Johnson was previously the Regional President of The Cromwell, Flamingo, Harrah’s and The LINQ casino resorts for Caesars Entertainment from August 2013 to June 2020. During her tenure of over twenty years at Caesars Entertainment, she also served as Regional President and General Manager of the Horseshoe Casino and Hotel Southern Indiana from November 2009 to August 2013, as Assistant General Manager of Harrah’s New Orleans from April 2007 to October 2009 and served on the Corporate Gaming Team from December 2003 to April 2007. She also served as Executive Assistant to the chief executive officer, chief financial officer and chief operating officer of Caesars Entertainment from October 2002 to December 2003. Ms. Moore Johnson currently serves on the Dean’s Advisory Board for the College of Hospitality at the University of Nevada, Las Vegas and is a founding Board Member of Global Gaming Women. She holds a Bachelor of Science from Cornell University and an MBA from the Kellogg School of Business at Northwestern University. We believe Ms. Moore Johnson is qualified to serve on our Board due to her extensive experience in executive leadership and business.

Wilhelmina Fader has served on our Board since August 2022. Ms. Fader has served as the Managing Director of the Baker Retailing Center at The Wharton School at the University of Pennsylvania since March 2017. She previously served as the chief financial officer for several organizations, including INTECH construction from June 2004 to June 2009, Chestnut Hill Academy from July 2009 to July 2011 and the Germantown Friends School from July 2011 to June 2016. Ms. Fader was previously the Associate Vice President of the Facilities and Real Estate Services Division at the University of Pennsylvania from April 1998 to

June 2004. Ms. Fader holds a Bachelor of Science in Chemical Engineering from the Massachusetts Institute of Technology and an MBA from The Wharton School at the University of Pennsylvania. We believe Ms. Fader is qualified to serve on our Board due to her retail expertise and her significant experience serving as the chief financial officer of numerous companies.

Class III Directors Whose Terms Expire at the 2025 Annual Meeting of Stockholders

Class III Directors	Age	Director Since	Current Position at Nogin
Jonathan S. Huberman	57	2022	Chief Executive Officer, President and Chairman of the Board
Hussain Baig	51	2022	Director
Shahriyar Rahmati	46	2023	Chief Financial Officer, Chief Operating Officer and Director

Jonathan S. Huberman is our Chief Executive Officer, President and Chairman of the Board and has over 25 years of high-tech business leadership experience. He was the Chairman, Chief Executive Officer and Chief Financial Officer of SWAG, a blank check company that raised an aggregate of approximately $231.5 million in its initial public offering (including partial exercise of the over-allotment option) in August 2021, and announced in February 2022 that it had entered into a definitive agreement with respect to its initial business combination with Nogin. From 2020 through August 2021, he was the Chairman, Chief Executive Officer and Chief Financial Officer of Software Acquisition Group Inc. II (Nasdaq: SAII), a blank check company that raised an aggregate of $172.5 million in its initial public offering (including exercise of the over-allotment option) in September 2020, and that closed its initial business combination with Otonomo Technologies Ltd., a cloud-based software provider that captures and anonymizes vehicle data, in the third quarter of 2021. He was previously the Chairman, Chief Executive Officer and Chief Financial Officer of Software Acquisition Group Inc. (Nasdaq: SAQN), a blank check company that raised an aggregate of $149.5 million in its initial public offering (including exercise of the over-allotment option) in November 2019, and that closed its initial business combination with CuriosityStream, Inc., or CuriosityStream, a global streaming media service that provides factual content on demand, in the fourth quarter of 2020. From 2017 to 2019, Mr. Huberman was Chief Executive Officer of Ooyala, a provider of media workflow automation, delivery and monetization solutions, which he and Mike Nikzad, SWAG’s former Vice President of Acquisitions and Director, acquired from Telstra in 2018. Together with Mr. Nikzad, they turned around an underperforming company and sold Ooyala’s three core business units to Invidi Technologies, Brightcove (Nasdaq: BCOV) and Dalet (EPA: DLT), major players in the same sector. Previously, Mr. Huberman served as the Chief Executive Officer of Syncplicity, a SaaS enterprise data management company, which he sourced and acquired from EMC and engineered an exit to Axway (EPA: AXW). Prior to this, from 2013 to 2015, Mr. Huberman was the Chief Executive Officer of Tiburon, an enterprise software company serving the public safety sector, which he sold to Tritech Systems, and before that he was the Chief Executive Officer at Iomega Corporation (NYSE: IOM), a consumer and distributed enterprise storage solutions provider. After Iomega was acquired by EMC Corporation in 2008, Mr. Huberman served as President of the Consumer and Small Business Division of EMC. In addition to his experience leading turnarounds and exits at five technology companies, Mr. Huberman spent nine years as an investor for the Bass Family interests where he led investments in private and public companies. He also had senior roles leading the operations of the technology investments of the Gores Group and Skyview Capital. In the last five years he has served as a director of Aculon, Inc., a privately held provider of easy-to-apply nanotech surface-modification technologies, as well as Venture Corporation Limited (SGX: V03) a high-tech design and manufacture firm based in Singapore. Mr. Huberman holds a Bachelor of Arts in Computer Science from Princeton University and an MBA from The Wharton School at the University of Pennsylvania. We believe that Mr. Huberman is qualified to serve on our Board due to his extensive experience serving on boards of directors and his significant executive leadership, business and investment experience.

Hussain Baig has served on our Board since August 2022 and has over 25 years’ experience in technology and operations. Mr. Baig has served as a Senior Advisor to McKinsey & Company since January 2022. He previously served as the Global COO and CIO of Enterprise Technology of HSBC from February 2016 to

October 2021. From August 2013 to January 2016, Mr. Baig served as the Global Chief Operating Officer for Risk at Barclays. Prior to joining Barclays, Mr. Baig served in several capacities at Lloyds Banking Group from March 2007 to August 2013, including Chief Operating Officer for Technology and CEO Global Services. Mr. Baig holds a Bachelor of Engineering from Imperial College London and an MBA from Manchester University. We believe Mr. Baig is qualified to serve on our Board due to his extensive experience as a technology executive and leadership experience in the operations of global, complex organizations.

Shahriyar Rahmati has served as our Chief Financial Officer and Chief Operating Officer since August 2022 and has served on our Board since June 2023. Mr. Rahmati has over twenty years of experience in various executive-level roles across several industries. From September 2020 until August 2022, Mr. Rahmati served as Principal of RSM US LLP. Previously, he served as Chief Operating Officer of RugsUSA from December 2018 to March 2020 and as Managing Director and Head of Portfolio Operations for Comvest Partners from July 2016 to December 2018. Prior to that, Mr. Rahmati was a Principal at the Gores Group and an Operating Partner at Graham Partners. He holds an MBA from Massachusetts Institute of Technology and a B.A. in Economics from New York University. We believe Mr. Rahmati is qualified to serve on our Board due to his extensive executive leadership and business experience, including as our Chief Financial Officer and Chief Operating Officer over the previous year.

Board Recommendation

The Board unanimously recommends a vote FOR the election of each of Mr. Pancer, Mr. Van Haeren and Mr. Stark as a Class I director to the Board to hold office until the 2026 Annual Meeting and until his successor has been duly elected and qualified.

PROPOSAL 2 — APPROVAL OF AMENDMENT TO THE NOGIN, INC. 2022 INCENTIVE AWARD PLAN

Introduction

In June 2023, our Board of Directors adopted an amendment to the Nogin, Inc. 2022 Incentive Award Plan (the “Plan”), which increases the number of shares available under the Plan by 4,442,943 shares of common stock, revises the formula for calculating the maximum annual increase in the number of shares available under the Plan, increases the number of shares which may be granted as incentive stock options (“ISOs”) under the Plan and extends the term of the Plan through June 15, 2033 (the “Amendment”).

The Amendment is subject to stockholder approval. If approved by our stockholders, the Amendment will become effective as of the date of such stockholder approval (the “Approval Date”). The Board recommends that you vote “FOR” the approval of the Amendment.

Within this Proposal 2, we refer to the Plan, as amended by the Amendment, as the “Amended Plan”.

Proposed Share Reserve Increase and Shares Available for Issuance

The Plan was previously adopted by our Board and was approved by our stockholders on August 22, 2022 in connection with our Business Combination, and became effective as of August 26, 2022. We do not have any other stock incentive plans pursuant to which equity awards can be granted. We are asking our stockholders to approve the Amended Plan because we believe the availability of an adequate reserve of shares under the Amended Plan will be important for implementing our executive and employee compensation programs, as we seek to continue to grow our business. If the Amended Plan is not approved, we believe that our ability to retain and appropriately compensate our workforce will be adversely affected.

The Amendment increases the number of shares available under the Plan as of the Approval Date by 4,442,943 shares to 5,199,298 shares of Company common stock, which amount represents approximately 15% of our fully diluted shares, as described in more detail below under —Background of Determination of Shares Under the Amendment. The Amendment also revises the formula for calculating the maximum annual increase in the number of shares available under the Plan by (i) providing for such number of shares to be calculated as a percentage of the Company’s fully-diluted shares outstanding (rather than only based on the number of shares of common stock issued and outstanding), and (ii) reducing the percentage for such calculation from 15% to 10%.

Information on Equity Compensation Plans as of June 15, 2023

The information included in this Proxy Statement and our 2022 Annual Report is updated by the following information regarding all existing equity compensation plans as of June 15, 2023 (including both the Plan and the Branded Online, Inc. 2013 Stock Incentive Plan (as amended, the “Prior Plan”)).

Number of shares that were authorized for future grants	166,105
Number of time-based restricted stock units outstanding	506,250
Number of stock options outstanding	83,000
Weighted average remaining term of outstanding options	8.78
Weighted average exercise price of outstanding options	$29.91

Background of Determination of Shares Under the Amendment

The total number of shares originally reserved for issuance under the Plan (after giving effect to the 1-for-20 reverse stock split that we effected on March 28, 2023 (the “Reverse Stock Split”) was 255,147 shares. The total number of shares reserved for issuance under the Plan, before giving effect to the Amendment, automatically increased to 755,355 shares on January 1, 2023 in accordance with the terms of the Plan. In addition, the Plan’s original terms provided for an automatic annual increase to the share reserve on January 1 of each subsequent calendar year of up to 15% of the aggregate number of shares of our common stock outstanding on the final day of the immediately preceding calendar year (the “Original Adjustment Formula”).

In January 2023, we granted awards to certain executives under the Plan, including awards of restricted stock units to Messrs. Huberman and Rahmati covering 225,000 shares and 200,000 shares, respectively. In granting such awards to Messrs. Huberman and Rahmati, the Board took into account the fact that neither executive had previously held equity awards covering our common stock. After giving effect to grants made under the Plan in 2023, including the foregoing awards to Messrs. Huberman and Rahmati, only approximately 166,105 shares remained available for future grants of awards under the Plan as of June 15, 2023.

In March and April 2023, we completed an issuance of 7,333,334 shares of common stock and 7,333,334 common warrants to purchase shares of common stock (the “Equity Issuance”), which resulted in an approximately 125% aggregate increase in the number of our outstanding shares of common stock and warrants to purchase shares of common stock. In addition, as a result of the Equity Issuance, the conversion price of our outstanding Convertible Notes will reset in August 2023 (the “August Notes Reset”), such that the number of shares of our common stock underlying the Convertible Notes is expected to increase at such time by approximately 1,261% to 14,555,556 shares.

After giving effect to the Equity Issuance and the anticipated August Notes Reset, we anticipate that our total outstanding fully diluted shares will be approximately 34,661,988 shares and that (i) the 755,355 total authorized shares under the Plan (inclusive of grants previously made) will represent only approximately 2.2% of such fully-diluted share count, and (ii) the 166,105 shares that remained available for future grants of awards under the Plan as of June 15, 2023, will represent only 0.5% of such fully-diluted share count. In its determination to approve the Amendment, the Board determined that the shares that remained available for issuance under the Plan would be insufficient to satisfy the Company’s short-term needs, taking into account the Company’s capitalization as of such date and the anticipated grants of long-term equity-based awards to employees whose outstanding awards were and will be significantly diluted as a result of the Equity Issuance and August Notes Reset.

If the Amendment is approved by our stockholders, the 5,199,298 shares of Company common stock that will initially have been authorized for grants under the Plan (which amount includes awards previously granted) will represent approximately 15% of our outstanding fully-diluted shares (after giving effect to the August Notes Reset), as described above, and will have a total aggregate market value of $6,447,130, based on the per share market value of our stock of $1.24 as of June 15, 2023.

In light of the factors described above, the Board believes that the size of the share reserve proposed by the Amendment is reasonable and appropriate at this time.

In consideration of the increase in the initial share authorization under the Plan and the circumstances described above, the Board also determined that the Original Adjustment Formula was no longer likely to satisfy the Company’s potential equity compensation needs because it calculated the annual increase to the number of shares available under the Plan based on issued and outstanding shares of common stock and did not account for the substantial dilutive effects from the increase in our outstanding warrants and the anticipated August Notes Reset (and potential future resets to the conversion price of our Convertible Notes). As a result, the Amendment will revise the Original Adjustment Formula to (i) reduce the percentage amount to determine the maximum annual increase in the number of shares available for issuance under the Plan from 15% to 10%, and (ii) calculate such maximum annual increase based on our fully-diluted shares outstanding as of the end of the prior year, rather than based on the number of shares of common stock issued and outstanding.

The Amended Plan Combines Compensation and Governance Best Practices

The Amended Plan includes provisions that are designed to protect our shareholders’ interests and to reflect corporate governance best practices including:

•

Repricing is not allowed. The Amended Plan prohibits the repricing or other exchange of underwater stock options and stock appreciation rights for new awards or cash without prior shareholder approval.

•

Limitations on dividend payments on unvested awards. Dividends and dividend equivalents may not be paid on awards subject to vesting conditions unless and until such conditions are met. In addition, dividend equivalents may not be granted on options or stock appreciation rights.

•	Clawback. The Amended Plan provides that all awards will be subject to the Company’s clawback policy.

•	No tax gross-ups. The Amended Plan does not provide for any tax gross-ups.

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Annual Director Limit. The Amended Plan provides that the sum of any cash compensation and the aggregate grant date fair value (determined as of the date of the grant under ASC Topic 718, or any successor thereto) of all awards granted to a non-employee director as compensation for services as a non-employee director with respect to any fiscal year, or director limit, may not exceed the amount equal to $750,000, or $1,000,000 for fiscal year 2023 or the fiscal year of a non-employee director’s initial service as a non-employee director.

Stockholder Approval

As mentioned above, if this Amendment is approved then an aggregate of 5,199,298 shares of our common stock will be reserved for issuance pursuant to the Amended Plan, all of which may be granted as ISOs pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Approval of the Amendment will constitute approval pursuant to the NASDAQ stockholder approval requirements applicable to equity compensation plans and approval pursuant to the stockholder approval requirements of Section 422 of the Code relating to ISOs (to the extent required by the Code).

If our stockholders do not approve the Amendment pursuant to this Proposal 2, the additional shares proposed by the Amendment will not become available for issuance and the term of the Plan will not be extended; instead, the Plan will continue in full force and effect, without giving effect to the Amendment, and we may continue to grant equity-based awards under the Plan subject to shares remaining available for grant under the Plan.

Material Terms of the Amended Plan

Summary of the Amended Plan

This section summarizes certain principal features of the Amended Plan. The summary is qualified in its entirety by reference to the complete text of the Plan, as amended by the Amendment, which is attached as Annex A to this proxy statement. A copy of the Plan is attached as Exhibit 10.7 to the Annual Report on Form 10-K that we filed with the SEC on March 23, 2023.

Eligibility and Administration.

Our employees, consultants and directors, and employees and consultants of our subsidiaries, are eligible to receive awards under the Amended Plan. Currently, approximately 20 employees, 5 non-employee directors and 12 other individual service providers are eligible to receive awards under the Amended Plan.

The Amended Plan is administered by our board of directors or our compensation committee, either of which may delegate its duties and responsibilities to one or more committees of our directors and/or officers

(referred to collectively as the plan administrator), subject to the limitations imposed under the Amended Plan and applicable laws. The plan administrator will have the authority to take all actions and make all determinations under the Amended Plan, to interpret the Amended Plan and award agreements and to adopt, amend and repeal rules for the administration of the Amended Plan as it deems advisable. The plan administrator will also have the authority to determine which service providers receive awards, grant awards and set the terms and conditions of all awards under the Amended Plan, including any vesting and vesting acceleration provisions, subject to the conditions and limitations in the Amended Plan.

Limitation on Awards and Shares Available.

As described above, pursuant to the Amendment, an aggregate of 5,199,298 shares of our common stock will be reserved for issuance under awards granted pursuant to the Amended Plan, which will automatically increase on the first day of each calendar year beginning on January 1, 2024 and ending on and including January 1, 2033, by a number of shares equal to the lesser of ten percent (10%) of the aggregate number of fully-diluted shares outstanding on the final day of the immediately preceding calendar year or such smaller number of shares as determined by the Board. For purposes of the Amended Plan, the calculation of fully-diluted shares will include (i) all outstanding shares of the Company’s capital stock, (ii) shares subject to outstanding compensatory equity awards, inclusive of all shares subject to stock options that are outstanding and unexercised as of the applicable date, and with performance-based compensatory equity awards calculated at the “target” level of performance if such awards specify a “target” level, and otherwise calculated at the “maximum” level of performance, (iii) all shares of Common Stock subject to warrants that are outstanding and unexercised as of the applicable date, and (iv) all shares of the Company’s capital stock that are or may be issuable upon or in connection with (A) the exercise or settlement of any other equity securities with respect to which shares of the Company’s capital stock have not actually been issued or (B) the conversion of all convertible debt or other convertible securities of the Company or any of its Affiliates, in each case with respect to this clause (iv), counted on an as-converted basis.

If an award under the Amended Plan or the Prior Plan is forfeited, expires, is settled for cash or is repurchased at or below the price paid by the participant for such shares, any shares subject to such award may, to the extent of such forfeiture, expiration, cash settlement or repurchase, be used again for new grants under the Amended Plan. Further, shares delivered to us to satisfy the applicable exercise price or purchase price of an award under the Amended Plan or Prior Plan, or to any applicable tax withholding obligations with respect to any such award (including shares retained by us from the award under the Amended Plan or Prior Plan creating the tax obligation) will become or again be available for award grants under the Amended Plan.

Awards granted under the Amended Plan upon the assumption of, or in substitution for, awards authorized or outstanding under a qualifying equity plan maintained by an entity with which we enter into a merger or similar corporate transaction will not reduce the shares available for grant under the Amended Plan but will count against the maximum number of shares that may be issued upon the exercise of ISOs. In no event will more than 75,000,000 shares be issued pursuant to the exercise of ISOs.

The Amended Plan provides that the sum of any cash compensation and the aggregate grant date fair value (determined as of the date of the grant under ASC Topic 718, or any successor thereto) of all awards granted to a non-employee director as compensation for services as a non-employee director with respect to any fiscal year, or director limit, may not exceed the amount equal to $750,000, or $1,000,000 for fiscal year 2023 or the fiscal year of a non-employee director’s initial service as a non-employee director.

Types of Awards

The Amended Plan provides for the grant of stock options, including ISOs and nonqualified stock options (“NSOs”), stock appreciation rights (“SARs”), restricted stock, dividend equivalents, restricted stock units (“RSUs”) and other stock or cash based awards. Certain awards under the Amended Plan may constitute or provide for payment of “nonqualified deferred compensation” under Section 409A of the Code, which may impose additional requirements on the terms and conditions of such awards. All awards under the Amended Plan are evidenced by award agreements, which detail the terms and conditions of awards, including any applicable vesting (including performance-based vesting) and payment terms and post-termination exercise limitations. Awards other than cash awards generally are settled in shares of our common stock, but the applicable award agreement may provide for cash settlement of any award. A brief description of each award type follows.

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Stock Options and SARs. Stock options provide for the purchase of shares of our common stock in the future at an exercise price set on the grant date. ISOs, in contrast to NSOs, may provide tax deferral beyond exercise and favorable capital gains tax treatment to their holders if certain holding period and other requirements of the Code are satisfied. SARs entitle their holder, upon exercise, to receive from us an amount equal to the appreciation of the shares subject to the award between the grant date and the exercise date. Unless otherwise determined by the plan administrator, the exercise price of a stock option or SAR may not be less than 100% of the fair market value of the underlying share on the grant date (or 110% in the case of ISOs granted to certain significant stockholders), except with respect to certain substitute awards granted in connection with a corporate transaction. Unless otherwise determined by the plan administrator, the term of a stock option or SAR may not be longer than ten years (or five years in the case of ISOs granted to certain significant stockholders).

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Restricted Stock. Restricted stock is an award of nontransferable shares of our common stock that are subject to certain vesting conditions and other restrictions. Dividends with respect to restricted stock will only be paid to the extent that the vesting conditions of the underlying award are satisfied.

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RSUs. RSUs are contractual promises to deliver shares of our common stock in the future, which may also remain forfeitable unless and until specified conditions are met and may be accompanied by the right to receive the equivalent value of dividends paid on shares of common stock prior to the delivery of the underlying shares (i.e., dividend equivalent rights). The plan administrator may provide that the delivery of the shares underlying RSUs will be deferred on a mandatory basis or at the election of the participant. The terms and conditions applicable to RSUs will be determined by the plan administrator, subject to the conditions and limitations contained in the Amended Plan.

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Other Stock or Cash Based Awards. Other stock or cash based awards are awards of cash, fully vested shares of our common stock and other awards valued wholly or partially by referring to, or otherwise based on, shares of our common stock. Other stock or cash based awards may be granted to participants and may also be available as a payment form in the settlement of other awards, as standalone payments and as payment in lieu of compensation to which a participant is otherwise entitled.

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Dividend Equivalents. Dividend equivalents represent the right to receive the equivalent value of dividends paid on shares of our common stock and may be granted alone or in tandem with awards other than stock options or SARs. Dividend equivalents are credited as of the dividend record dates during the period between the date an award is granted and the date such award vests, is exercised, is distributed or expires, as determined by the plan administrator. Dividend equivalents will only be paid to the extent that the vesting conditions of the underlying award are satisfied.

Certain Transactions

The plan administrator has broad discretion to take action under the Amended Plan, as well as make adjustments to the terms and conditions of existing and future awards, to prevent the dilution or enlargement of intended benefits and facilitate necessary or desirable changes in the event of certain transactions and events affecting our common stock, such as stock dividends, stock splits, mergers, acquisitions, consolidations and other corporate transactions. In addition, in the event of certain non-reciprocal transactions with our stockholders known as “equity restructurings,” the plan administrator will make equitable adjustments to the Amended Plan and outstanding awards.

No Repricing

Except in connection with certain changes in our capital structure, stockholder approval is required for any amendment that reduces the exercise price of any stock option or SAR, or cancels any stock option or SAR in exchange for cash, other awards or stock options or SARs with an exercise price per share that is less than the exercise price per share of the original stock options or SARs.

Plan Amendment and Termination

Our Board may amend or terminate the Amended Plan at any time; however, no amendment, other than an amendment that increases the number of shares available under the Amended Plan, may materially and adversely affect an award outstanding under the Amended Plan without the consent of the affected participant, and stockholder approval will be obtained for any amendment to the extent necessary to comply with applicable laws. The Amended Plan will remain in effect until the tenth anniversary of June 15, 2023, unless earlier terminated. No awards may be granted under the Amended Plan after its termination.

Foreign Participants, Clawback Provisions, Transferability and Participant Payments

The plan administrator may modify award terms, establish subplans and/or adjust other terms and conditions of awards, subject to the share limits described above, in order to facilitate grants of awards subject to the laws and/or stock exchange rules of countries outside of the United States. All awards will be subject to any company clawback policy as set forth in such clawback policy or the applicable award agreement. Awards under the Amended Plan are generally non-transferrable, except by will or the laws of descent and distribution, or, subject to the plan administrator’s consent, pursuant to a domestic relations order, and are generally exercisable only by the participant. With regard to tax withholding, exercise price and purchase price obligations arising in connection with awards under the Amended Plan, the plan administrator may, in its discretion, accept cash or check, shares of our common stock that meet specified conditions, a “market sell order” or such other consideration as it deems suitable.

Material U.S. Federal Income Tax Consequences

The following is a general summary under current law of the principal United States federal income tax consequences related to awards under the Amended Plan. This summary deals with the general federal income tax principles that apply and is provided only for general information. Some kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. This summary is not intended as tax advice to participants, who should consult their own tax advisors.

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Non-Qualified Stock Options. If an optionee is granted an NSO under the Amended Plan, the optionee should not have taxable income on the grant of the option. Generally, the optionee should recognize ordinary income at the time of exercise in an amount equal to the fair market value of the shares acquired on the date of exercise, less the exercise price paid for the shares. The optionee’s basis in the common stock for purposes of determining gain or loss on a subsequent sale or disposition of such shares generally will be the fair market value of our common stock on the date the optionee exercises such option. Any subsequent gain or loss will be taxable as a long-term or short-term capital gain or loss. We or our subsidiaries or affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the optionee recognizes ordinary income.

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Incentive Stock Options. A participant receiving ISOs should not recognize taxable income upon grant. Additionally, if applicable holding period requirements are met, the participant should not recognize taxable income at the time of exercise. However, the excess of the fair market value of the shares of our common stock received over the option exercise price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an ISO is held for a minimum of two years from the date of grant and one year from the date of exercise and otherwise satisfies the ISO requirements, the gain or loss (in an amount equal to the difference between the fair market value on the date of disposition and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and we will not be entitled to any deduction. If the holding period requirements are not met, the ISO will be treated as one that does not meet the requirements of the Code for ISOs and the participant will recognize ordinary income at the time of the disposition equal to the excess of the amount realized over the exercise price, but not more than the excess of the fair market value of the shares on the date the ISO is exercised over the exercise price, with any remaining gain or loss being treated as capital gain or capital loss. We or our subsidiaries or affiliates generally are not entitled to a federal income tax deduction upon either the exercise of an ISO or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the participant recognizes ordinary income on disposition of the shares.

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Other Awards. The current federal income tax consequences of other awards authorized under the Amended Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as NSOs; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant through a Section 83(b) election); RSUs, dividend equivalents and other stock or cash based awards are generally subject to tax at the time of payment. We or our subsidiaries or affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the optionee recognizes ordinary income.

Section 409A of the Code

Certain types of awards under the Amended Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest, penalties and additional state taxes). To the extent applicable, the Amended Plan and awards granted under the Amended Plan are intended to be structured and interpreted in a manner intended to either comply with or be exempt from Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Code. To the extent determined necessary or appropriate by the plan administrator, the Amended Plan and applicable award agreements may be amended to further comply with Section 409A of the Code or to exempt the applicable awards from Section 409A of the Code.

New Plan Benefits

Except with respect to grants of RSUs that will be awarded to each non-employee director serving on our Board on the date of this Annual Meeting as reflected in the table below, the number of awards that our named executive officers, non-employee directors, other executive officers and other employees may receive under the Amended Plan in the future will be determined in the discretion of our Board or Compensation Committee, and neither our Board nor the Compensation Committee has made any determination to make future grants to any persons under the Amended Plan as of the date of this Proxy Statement. Therefore, it is not possible to determine the future benefits that will be received by these participants under the Amended Plan, or the benefits that would have been received by such participants if the Amended Plan had been in effect in the year ended December 31, 2022.

Name and Position	Dollar Value ($)	Number of Shares (#)
Named Executive Officers:
Jonathan S. Huberman, Co-Chief Executive Officer	—	—
Geoffrey Van Haeren, President and Chief Technologist	—	—
Michael Lin, Executive Vice President, Finance and Operations	—	—
All Current Executive Officers as a Group	—	—
All Current Non-Executive Directors as a Group	$164,382	—	(1)
Current Director Nominees:
Andrew Pancer	$22,329	—	(1)
Arthur Stark	$5,616	—	(1)
Each Associate of any such Directors, Executive Officers or Nominees	—	—	(1)
Each Other Person who Received or are to Receive 5% of Such Options or Rights	—	—	(1)
All Employees, Including all Current Officers who are not Executive Officers, as a Group	—	—	(1)

(1)

The aggregate number of restricted shares to be granted to non-employee directors is not included in the table above as their equity awards will depend on the value of our common stock on the grant date.

Plan Benefits

The table below sets forth summary information concerning the number of shares of our common stock subject to equity awards granted to certain persons under the Amended Plan as of June 15, 2023. The per share market value of our stock on that date was $1.24.

Certain awards set forth in this table for the named executive officers were granted in 2022 and therefore also are included in the Summary Compensation Table and in the Grants of Plan-Based Awards Table set forth in this Proxy Statement and are not additional awards. Certain awards set forth in this table for the non-employee directors were granted in 2022 and therefore also are included in the Director Compensation Table set forth in this Proxy Statement and are not additional awards.

Name and Position	Options (#)	Restricted Stock Units (#)
Named Executive Officers:
Jonathan Huberman, Co-Chief Executive Officer	—	225,000
Jan-Christopher Nugent, Founder and Co-Chief Executive Officer	—	—
Geoffrey Van Haeren, President and Chief Technologist	—	62,500
Michael Lin, Executive Vice President, Finance and Operations	5,000	—
All Current Executive Officers as a Group	5,000	287,500
All Current Non-Executive Directors as a Group	—	—
Current Director Nominees:	—	—
Andrew Pancer	—	—
Arthur Stark	—	—
Each Associate of any such Directors, Executive Officers or Nominees	—	—
Each Other Person who Received or are to Receive 5% of Such Options or Rights	18,750	506,250

Vote Required

Approval of the Amendment will require the affirmative vote of the majority of votes cast. Abstentions and broker non-votes will not be considered a vote cast and will have no effect on the voting for this proposal.

Board Recommendation

The Board unanimously recommends a vote FOR the proposal to approve the Amendment to the Nogin, Inc. 2022 Incentive Award Plan.

PROPOSAL 3 — RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Appointment of Independent Registered Public Accounting Firm

The Audit Committee appoints our independent registered public accounting firm. In this regard, the Audit Committee evaluates the qualifications, performance and independence of our independent registered public accounting firm and determines whether to re-engage our current firm. As part of its evaluation, the Audit Committee considers, among other factors, the quality and efficiency of the services provided by the firm, including the performance, technical expertise, industry knowledge and experience of the lead audit partner and the audit team assigned to our account; the overall strength and reputation of the firm; the firm’s global capabilities relative to our business; and the firm’s knowledge of our operations. Grant Thornton has served as our independent registered public accounting firm since 2022. Upon consideration of these and other factors, the Audit Committee has appointed Grant Thornton to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

Our Board has directed that this appointment be submitted to our stockholders for ratification. Although ratification of our appointment of Grant Thornton is not required by our Amended and Restated Bylaws (our “Bylaws”) or otherwise, we value the views of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice. In the event that the appointment of Grant Thornton is not ratified by the stockholders, the Board and Audit Committee may reconsider its selection. Even if the appointment of Grant Thornton is ratified, the Audit Committee retains the discretion to appoint a different independent registered public accounting firm at any time if it determines that such a change is in the best interests of the Company and its stockholders.

Representatives of Grant Thornton are expected to attend the Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.

On August 27, 2022, the Audit Committee approved the engagement of Grant Thornton as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ended December 31, 2022. Grant Thornton served as the independent registered public accounting firm of Legacy Nogin prior to the Business Combination. Accordingly, Marcum LLP (“Marcum”), the Company’s independent registered public accounting firm prior to the Business Combination, was informed that it would be replaced by Grant Thornton as the Company’s independent registered public accounting firm.

Marcum’s report on the Company’s financial statements as of December 31, 2021 and for the period from January 5, 2021 (inception) through December 31, 2021 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except for an explanatory paragraph regarding substantial doubt about SWAG’s ability to continue as a going concern.

During the period from January 5, 2021 (inception) through December 31, 2021 and the subsequent period through June 30, 2022, there were no: (i) disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosures or audited scope or procedures, which disagreements if not resolved to Marcum’s satisfaction would have caused Marcum to make reference to the subject matter of the disagreement in connection with its report or (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K, other than a previously disclosed material weakness in SWAG’s internal control over financial reporting related to SWAG’s accounting for complex financial instruments identified by SWAG, which resulted in the restatement of SWAG’s financial statements for certain periods.

During the period from January 5, 2021 (inception) to December 31, 2021 and the interim period through June 30, 2022, the Company did not consult Grant Thornton with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by Grant Thornton that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the related instructions to Item 304 of Regulation S-K under the Exchange Act, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

The Company provided Marcum with a copy of the foregoing disclosures and requested that Marcum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company set forth above, and, if not, stating the respects in which it does not agree. A copy of Marcum’s letter, dated September 1, 2022, was included as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed with the SEC on September  1, 2022.

Principal Accounting Fees and Services

Grant Thornton was appointed as our independent registered public accounting firm in August 2022, upon the dismissal of Marcum in connection with closing of the Business Combination. Grant Thornton also served as the independent registered public accounting firm of Legacy Nogin prior to the consummation of the Business Combination. The following table summarizes the fees of Grant Thornton billed to us for each of the last two fiscal years for audit services and for other services (in each case, including Legacy Nogin). In addition, the following table summarizes the fees of Marcum billed to us for each of the last two fiscal years for audit services and for other services.

	Fiscal Year Ended December 31, 2022		Fiscal Year Ended December 31, 2021
	Marcum	Grant Thornton	Marcum	Grant Thornton
Audit Fees(1)	$150,988	$1,018,111	$101,301	$499,200
Audit-Related Fees(2)	—	—	—	—
Tax Fees	—	—	—	—
All Other Fees	—	—	—	—
Total	$150,988	$1,018,111	$101,301	$499,200

(1)

Audit fees consist of fees for the audit of our financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements. The aggregate fees billed in 2022 include audit services related to the Business Combination.

(2)	Audit-related fees consist of other audit and attest services not required by statute or regulation.

Pre-Approval of Audit Functions

Pursuant to its written charter, the Audit Committee is responsible for pre-approving all audit and permitted non-audit services to be performed for us by our independent registered public accounting firm or any other auditing or accounting firm. 100% of the services provided to us by Grant Thornton in 2022 and 2021 were pre-approved by the Audit Committee.

Board Recommendation

The Board unanimously recommends a vote FOR the ratification of the appointment of Grant Thornton as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The primary role of the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of Nogin, Inc. (the “Company”) is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information proposed to be provided to stockholders and others, the adequacy of the system of internal control over financial reporting and disclosure controls and procedures established by management and the Board, and the audit process and the independent registered public accounting firm’s qualifications, independence and performance.

Management has primary responsibility for the financial statements and is responsible for establishing and maintaining the Company’s system of internal controls over preparation of the Company’s financial statements. The Company’s independent registered public accounting firm, Grant Thornton LLP (“Grant Thornton”), is responsible for performing an audit of the Company’s consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and issuing an opinion on the financial statements. The Audit Committee meets periodically with the Company’s independent registered public accounting firm, with and without management present, to review the adequacy of the Company’s internal controls, financial reporting practices and audit process.

The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements for the year ended December 31, 2022 with management. In addition, the Audit Committee has discussed with Grant Thornton the matters required to be discussed by the applicable requirements of the PCAOB and the SEC.

The Audit Committee also has received the written disclosures and the letter from Grant Thornton required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed the independence of Grant Thornton with that firm. The Audit Committee also has considered whether Grant Thornton’s provision of non-attest services to the Company is compatible with maintaining the auditors’ independence.

Based on the above-mentioned reviews and discussions, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC.

AUDIT COMMITTEE

Wilhelmina Fader (Chair)
Andrew Pancer
Arthur Stark

EXECUTIVE OFFICERS

Our executive officers are appointed by the Board in accordance with our Bylaws. The table below identifies and sets forth certain biographical and other information regarding our executive officers as of May 1, 2023. There are no family relationships among any of our executive officers or directors.

Executive Officer	Age	Position At Nogin
Jonathan S. Huberman	57	Chief Executive Officer, President and Chairman of the Board
Geoffrey Van Haeren	51	Chief Technologist and Director
Shahriyar Rahmati	46	Chief Financial Officer, Chief Operating Officer and Director

Mr. Huberman’s, Mr. Van Haeren’s and Mr. Rahmati’s biographies are provided under the “Proposal 1—Election of Directors” section of this Proxy Statement.

CORPORATE GOVERNANCE

We structure our corporate governance in a manner we believe closely aligns our interests with those of our stockholders. Notable features of this corporate governance include:

•

we have independent director representation on our audit, compensation and nominating committees, and our independent directors meet regularly in executive sessions without the presence of our corporate officers or non-independent directors;

•	at least one of our directors qualifies as an “audit committee financial expert” as defined by the SEC; and

•	we have begun to and will continue to implement a range of other corporate governance best practices, including implementing a robust director education program.

Independence of the Board of Directors

The listing standards of The Nasdaq Stock Market LLC (“Nasdaq”) require that a majority of our Board be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which, in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our Board has determined that Mses. Fader and Johnson, and Messrs. Baig, Pancer and Stark are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

In determining that Mr. Stark is independent, the Board considered that, in connection with his appointment to the Board, Stark Enterprises LLC, a Delaware limited liability company (“Stark Enterprises”), of which Mr. Stark is Chairman, entered into a Consulting Agreement with the Company pursuant to which Stark Enterprises will receive $118,000 per annum in cash in exchange for providing advice to the Board and Chief Executive Officer regarding the Company’s conduct as a public company, including on financing and other strategic matters. The Board determined that such agreement will not interfere with Mr. Stark’s exercise of independent judgment in carrying out his responsibility as director.

Composition of the Board of Directors

Our business and affairs are managed under the direction of our Board. Our Board is staggered in three classes, with three directors in Class I (Mr. Van Haeren, Mr. Pancer and Mr. Stark), two directors in Class II (Ms. Johnson and Ms. Fader), and three directors in Class III (Mr. Huberman, Mr. Baig and Mr. Rahmati).

Board Committees

Our Board directs the management of our business and affairs, as provided by Delaware law, and conducts its business through meetings of the Board and standing committees. We have a standing audit committee, nominating committee and compensation committee. In addition, from time to time, special committees may be established under the direction of the Board when necessary to address specific issues.

Audit Committee

Our audit committee is responsible for, among other things:

•	appointing, compensating, retaining, evaluating, terminating and overseeing our independent registered public accounting firm;

•	discussing with our independent registered public accounting firm their independence from management;

•	reviewing, with our independent registered public accounting firm, the scope and results of their audit;

•	approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;

•	overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the quarterly and annual financial statements that we file with the SEC;

•	overseeing our financial and accounting controls and compliance with legal and regulatory requirements;

•	reviewing our policies on risk assessment and risk management;

•	reviewing related person transactions; and

•	establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters.

Our audit committee consists of Wilhelmina Fader, Hussain Baig and Andrew Pancer, with Wilhelmina Fader serving as chair. Rule 10A-3 of the Exchange Act and Nasdaq rules require that our audit committee must be composed entirely of independent members. Our Board has affirmatively determined that Wilhelmina Fader, Hussain Baig and Andrew Pancer each meet the definition of “independent director” for purposes of serving on the audit committee under Rule 10A-3 of the Exchange Act and Nasdaq rules. Each member of our audit committee also meets the financial literacy requirements of Nasdaq listing standards. In addition, our Board has determined that Wilhelmina Fader and Andrew Pancer each qualify as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K. Our Board adopted a written charter for the audit committee, which is available on our corporate website at www.nogin.com. The information on any of our websites is deemed not to be incorporated in this Proxy Statement or to be part of this Proxy Statement.

Compensation Committee

Our compensation committee is responsible for, among other things:

•

reviewing and approving the corporate goals and objectives, evaluating the performance of and reviewing and approving, (either alone or, if directed by the Board, in conjunction with a majority of the independent members of the Board) the compensation of our Chief Executive Officer;

•	overseeing an evaluation of the performance of and reviewing and setting or making recommendations to our Board regarding the compensation of our other executive officers;

•	reviewing and approving or making recommendations to our Board regarding our incentive compensation and equity-based plans, policies and programs;

•	reviewing and approving all employment agreement and severance arrangements for our executive officers;

•	making recommendations to our Board regarding the compensation of our directors; and

•	retaining and overseeing any compensation consultants.

Our compensation committee consists of Eileen Moore Johnson, Hussain Baig and Wilhelmina Fader, with Eileen Moore Johnson serving as chair. Our Board has affirmatively determined that Eileen Moore Johnson, Hussain Baig and Wilhelmina Fader each meet the definition of “independent director” for purposes of serving on the compensation committee under Nasdaq rules and are “non-employee directors” as defined in Rule 16b-3 of the Exchange Act. Our Board adopted a written charter for the compensation committee, which is available on our corporate website at www.nogin.com. The information on any of our websites is deemed not to be incorporated in this Proxy Statement or to be part of this Proxy Statement.

Nominating Committee

Our nominating committee is responsible for, among other things:

•	identifying individuals qualified to become members of our Board, consistent with criteria approved by our Board;

•	overseeing succession planning for our Chief Executive Officer and other executive officers;

•	periodically reviewing our Board’s leadership structure and recommending any proposed changes to our Board;

•	overseeing an annual evaluation of the effectiveness of our Board and its committees; and

•	developing and recommending to our Board a set of corporate governance guidelines.

Our nominating committee consists of Andrew Pancer and Arthur Stark, with Andrew Pancer serving as chair. Our Board has affirmatively determined that Andrew Pancer and Arthur Stark each meet the definition of “independent director” under Nasdaq rules. Our Board adopted a written charter for the nominating committee, which is available on our corporate website at www.nogin.com. The information on any of our websites is deemed not to be incorporated in this Proxy Statement or to be part of this Proxy Statement.

Risk Oversight

Our Board is responsible for overseeing our risk management process. Our Board focuses on our general risk management strategy, the most significant risks facing us, and oversees the implementation of risk mitigation strategies by management. Our audit committee is also responsible for discussing our policies with respect to risk assessment and risk management. Our Board believes its administration of its risk oversight function has not negatively affected our Board’s leadership structure.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serves as a member of the Board or compensation committee (or other committee performing equivalent functions) of any entity that has one or more executive officers serving on our Board or compensation committee.

Code of Business Conduct and Ethics

We adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code is posted on our corporate website at www.nogin.com. In addition, we intend to post on our website all disclosures that are required by law or Nasdaq listing standards concerning any amendments to, or waivers from, any provision of the code. The information on any of our websites is deemed not to be incorporated in this Proxy Statement or to be part of this Proxy Statement.

Board and Board Committee Meetings and Attendance

During 2022, our Board met five times, the Audit Committee met one time, the Compensation Committee met one time and the Nominating Committee met zero times. In 2022, each of our incumbent directors then-serving attended at least 75% of the meetings of the Board and committees on which they served as a member.

Executive Sessions

Executive sessions, which are meetings of the non-management members of the Board, are regularly scheduled throughout the year. Also, on a regularly scheduled basis, but no less than once a year, the independent directors meet in a private session that excludes management and any non-independent directors. Each executive session of the independent directors is presided over by the Chairperson of the Board if the Chairperson qualifies as independent or, alternatively, by the Lead Director, if any, if the Chairperson does not qualify as independent, or a director designated by the independent directors.

Director Attendance at Annual Meeting of Stockholders

We do not have a formal policy regarding the attendance of our Board members at our annual meetings of stockholders, but we expect all directors to make every effort to attend any meeting of stockholders.

Director Nominations Process

The Nominating Committee is responsible for recommending candidates to serve on the Board and its committees. In considering whether to recommend any particular candidate to serve on the Board or its committees or for inclusion in the Board’s slate of recommended director nominees for election at the annual meeting of stockholders, the Nominating Committee considers the criteria set forth in our Corporate Governance Guidelines. The Nominating Committee may take into account many factors, including but not limited to (i) personal and professional integrity, ethics and values; (ii) experience in corporate management, such as serving as an officer or former officer of a publicly held company; (iii) strong finance experience; (iv) relevant social policy concerns; (v) experience relevant to the Company’s industry; (vi) experience as a board member or executive officer of another publicly held company; (vii) relevant academic expertise or other proficiency in an area of the Company’s operations; (viii) diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other board members; (ix) diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience; (x) practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and (xi) any other relevant qualifications, attributes or skills. In determining whether to recommend a director for reelection, the Nominating Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.

We consider diversity, such as gender, race, ethnicity and membership of underrepresented communities, a meaningful factor in identifying director nominees and view such diversity characteristics as meaningful factors to consider, but we do not have a formal diversity policy. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience.

In identifying prospective director candidates, the Nominating Committee may seek referrals from other members of the Board, management, stockholders and other sources, including third-party recommendations. The Nominating Committee also may, but need not, retain a search firm in order to assist with identifying candidates to serve as directors of the Company. The Nominating Committee uses the same criteria for evaluating candidates regardless of the source of the referral or recommendation. When considering director candidates, the Nominating Committee seeks individuals with backgrounds and qualities that, when combined with those of our incumbent directors, provide an appropriate blend of skills and experience to further enhance the Board’s effectiveness. In connection with its annual recommendation of a slate of nominees, the Nominating Committee also may assess the contributions of those directors recommended for reelection in the context of the Board evaluation process and other perceived needs of the Board.

When considering whether the directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focused primarily on the information discussed in each of the Board member’s biographical information set forth above. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business. This process resulted in the Board’s nomination of the incumbent directors named in this Proxy Statement and proposed for election by you at the Annual Meeting.

The Nominating Committee will consider director candidates recommended by stockholders, and such candidates will be considered and evaluated under the same criteria described above. Any recommendation submitted to the Company must: (i) be in writing; (ii) include any supporting material the stockholder considers appropriate in support of that recommendation; (iii) include information required by SEC rules to be included in a proxy statement soliciting proxies for the election of such candidate; (iv) include a written consent of the candidate to serve as one of our directors if elected; and (v) comply with our Bylaws with respect to stockholder recommendations and nominations of director candidates. Stockholders who want to propose a candidate for consideration may do so by submitting in writing the above information to the attention of the General Counsel at our address provided under the “Principal Executive Offices” section. All recommendations and nominations for director candidates received by the General Counsel that satisfy the five requirements set forth above will be presented to the Nominating Committee for its consideration. Stockholders also must satisfy the notification, timeliness, consent and information requirements set forth in our Bylaws and SEC rules. These timing requirements are also described under the section “Stockholder Proposals and Director Nominations” in this Proxy Statement.

Board Role in Risk Oversight

The Board has overall responsibility for risk oversight, including, as part of regular Board and committee meetings, general oversight of executives’ management of risks relevant to the Company. A fundamental part of risk oversight is not only understanding the material risks a company faces and the steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. The involvement of the Board in reviewing our business strategy is an integral aspect of the Board’s assessment of management’s tolerance for risk and its determination of what constitutes an appropriate level of risk for the Company. While the full Board has overall responsibility for risk oversight, it is supported in this function primarily by its Audit Committee, as well as its Compensation Committee and Nominating Committee. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the Board is regularly informed through committee reports about such risks.

The Board regularly reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each. The Audit Committee is responsible for enterprise risk management, including the management of financial risks. The Audit Committee also reviews and discusses our guidelines and policies with respect to risk assessment and risk management, as well as discusses with Company management the steps that management has taken to monitor and control such exposures. Also, the Audit Committee discusses with our management and independent registered public accounting firm any correspondence with regulators or government agencies that raise material issues regarding our financial statements or accounting policies. Additionally, the Audit Committee periodically discusses with our management the Company’s information technology initiatives, which includes education on cybersecurity and other risks relevant to Nogin, including safeguards to prevent or detect cybersecurity incidents that could be harmful to the Company. The Compensation Committee assists the Board by overseeing the management of risks relating to executive compensation, including review of incentive compensation arrangements and regulatory compliance to confirm that incentive pay does not encourage unnecessary risk-taking. Also, the Compensation Committee reviews and discusses, at least annually, the relationship between compensation-related risk management policies and practices, regulatory compliance, corporate strategy and senior executive compensation. The Nominating Committee assists the Board by managing risks associated with the independence of the Board.

Committee Charters and Corporate Governance Guidelines

Our Corporate Governance Guidelines, charters of the Audit Committee, Compensation Committee and Nominating Committee and other corporate governance information are available on our Investor Relations website at ir.nogin.com. You may also request hard copies by contacting our General Counsel at our address and telephone number provided under the “Principal Executive Offices” section.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics (the “Code”) that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer or controller, or persons performing similar functions. Our Code is available on our Investor Relations website at ir.nogin.com. You may also request a hard copy by contacting our General Counsel at our address and telephone number provided under the “Principal Executive Offices” section. In addition, we intend to post on our website all disclosures that are required by applicable SEC and Nasdaq rules concerning any amendments to, or waivers of, any provisions of our Code.

Anti-Hedging Policy

Our Board has adopted an Insider Trading Compliance Policy, which applies to all of our directors, officers and employees. The policy prohibits our directors, officers and employees from purchasing financial instruments, such as prepaid variable forward contracts, equity swaps, collars and exchange funds, or otherwise engaging in transactions that hedge or offset (or are designed to hedge or offset) any decrease in the market value of our equity securities. All such transactions involving our equity securities, whether such securities were granted as compensation or are otherwise held, directly or indirectly, are prohibited.

Communications with the Board

Any stockholder or any other interested party who desires to communicate with our Board, our non-management directors or any specified individual director, may do so by directing such written correspondence to the attention of the General Counsel at our address provided under the “Principal Executive Offices” section. The General Counsel will forward the communication to the appropriate director or directors as appropriate.

EXECUTIVE AND DIRECTOR COMPENSATION

Overview

In 2022, our “named executive officers” and their positions were as follows:

•	Jonathan S. Huberman, Co-Chief Executive Officer;

•	Jan-Christopher Nugent, Founder and Co-Chief Executive Officer;

•	Geoffrey Van Haeren, President; and

•	Michael Lin, Executive Vice President of Finance and Operations.

On January 27, 2023, Mr. Nugent ceased serving as our Chief Executive Officer and Chairman of the Board and Mr. Huberman began serving as our sole Chief Executive Officer and Chairman of the Board on the same day.

Summary Compensation Table

The following table sets forth information concerning the compensation of Nogin’s named executive officers for the years ended December 31, 2021 and December 31, 2022.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)
Jon Huberman (2)	2022	166,154	—	—	46,072	(3)	202,226
Co-Chief Executive Officer	—	—	—	—	—		—
Jan-Christopher Nugent	2022	480,000	203,692	—	—		683,692
Co-Chief Executive Officer	2021	480,000	120,000	657,928	—		1,257,928
Geoffrey Van Haeren	2022	420,000	203,231	—	—		623,231
President and Chief Technologist	2021	420,000	100,000	433,080	—		953,080
Michael Lin	2022	315,000	202,423	—	—		517,423
EVP, Finance and Operations	—	—	—	—	—		—

(1)

With respect to 2022, amounts represent one-time special bonuses awarded to Mr. Nugent, Mr. Van Haeren and Mr. Lin in 2022. For more information regarding these bonuses, see the section entitled “Narrative to Summary Compensation Table – 2022 Bonuses” below.

(2)	Mr. Huberman commenced employment with Nogin on August 29, 2022 as its co-Chief Executive Officer.
(3)	Amount represents reimbursements for travel expenses incurred by Mr. Huberman during 2022.

Narrative to Summary Compensation Table

Elements of Compensation

Base Salary

Base salaries are intended to provide a level of compensation sufficient to attract and retain an effective management team, when considered in combination with the other components of Nogin’s executive compensation program. The relative levels of base salary for Nogin’s named executive officers are designed to reflect each named executive officer’s scope of responsibility and accountability to Nogin.

In 2022, our named executive officers were entitled to receive the following annual base salaries: Mr. Huberman: $480,000; Mr. Nugent: $480,000; Mr. Van Haeren: $420,000; and Mr. Lin: $315,000. The base salary amounts shown above in the 2022 Summary Compensation Table reflect the actual amounts earned by Nogin’s named executive officers in 2022. In addition, Mr. Huberman commenced employment with Nogin on August 29, 2022, and his base salary was prorated for the portion of the year in which he was employed by Nogin.

2022 Bonuses

In connection with the consummation of the Business Combination in August 2022, Nogin awarded one-time incentive bonuses equal to $200,000 to each of Messrs. Nugent, Van Haeren and Lin, respectively. In addition, in exchange for deferring their regular monthly base pay in August 2022, each of Messrs. Nugent, Van Haeren and Lin was awarded a one-time cash bonus in 2022 equal to $3,692, $3,231 and $2,423, respectively.

Equity Compensation

Prior to the Business Combination, Nogin historically granted equity awards under the Prior Plan in the form of stock options to its executives as the long-term incentive component of its compensation program. Such stock options generally vested over 4 years, with 25% of the award vesting after one year from the vesting commencement date and the remainder vesting monthly thereafter. Mr. Lin is the only named executive officer who held stock options under the Prior Plan as of December 31, 2022.

No new awards have been or will be granted under the Prior Plan following the effectiveness of the Plan in August 2022. None of the named executive officers were granted stock options or other equity-based awards during 2022, and other than Mr. Lin, none of the named executive officers held stock options or other equity-based awards as of December 31, 2022.

Retirement Plans

Nogin currently maintains a 401(k) retirement savings plan for its employees, including its named executive officers, who satisfy certain eligibility requirements. Nogin’s named executive officers are eligible to participate in the 401(k) plan on the same terms as other full-time employees. The Internal Revenue Code allows eligible employees to defer a portion of their compensation, within prescribed limits, through contributions to the 401(k) plan. Nogin believes that providing a vehicle for tax-deferred retirement savings though its 401(k) plan adds to the overall desirability of its executive compensation package and further incentivizes its employees, including its named executive officers, in accordance with our compensation policies.

Employee Benefits and Perquisites

Nogin’s named executive officers are eligible to participate in Nogin’s employee benefit plans and programs, including medical and dental benefits and life insurance, to the same extent as Nogin’s other full-time employees, subject to the terms and eligibility requirements of those plans. Nogin does not typically provide any perquisites or special personal benefits to its named executive officers.

No Tax Gross-Ups

We do not make gross-up payments to cover our named executive officers’ personal income taxes that may pertain to any of the compensation or perquisites paid or provided by us.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the number of shares of Common Stock underlying outstanding equity incentive plan awards for our named executive officers as of December 31, 2022.

		Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Michael Lin	1/31/2020	61,040	5,550	$3.42	1/30/2030

(1)

Represents an option that vested with respect to 25% of the underlying shares on April 15, 2019 and will vest with respect to 1/48th of the underlying shares in substantially equal installments on each monthly anniversary thereafter, subject to Mr. Lin’s continued service through the applicable vesting date. Executive Compensation Arrangements.

Nogin entered into employment agreements with Mr. Nugent and Mr. Van Haeren, each of which became effective May 13, 2014 and which continued to govern the terms and conditions of their employment as of December 31, 2022. Under the terms of each of these employment agreements, if the executive is terminated without cause or resigns for good reason, and timely executes a release of claims against Nogin, he will receive six months of continued base salary and accelerated vesting of his unvested stock options (if any). The employment agreement also includes a mutual non-disparagement covenant, and non-competition and non-solicitation covenants in favor of Nogin for a period of one year after the executive’s termination of employment. Mr. Lin was not party to an employment agreement or other arrangement with Nogin as of December 31, 2022.

Jon Huberman Employment Agreement and Jan Nugent Separation Agreement

Effective as of January 27, 2023, Mr. Nugent resigned as Nogin’s Co-Chief Executive Officer and as a member and Chairman of the Board. In connection with his resignation, Mr. Nugent, Nogin Commerce, Inc. and Nogin entered into a Separation Agreement and Mutual Release (the “Separation Agreement”), pursuant to which Mr. Nugent is entitled to receive continued base salary payments and continued health coverage through the 24-month anniversary of his termination of employment, as well as an additional cash amount equal to $267,021, payable in two installments no later than February 9, 2023 and September 29, 2023, respectively. The severance payments and benefits under the Separation Agreement are subject to Mr. Nugent’s execution and non-revocation of a general release of claims in favor of Nogin and his continued compliance with the restrictive covenants in the Severance Agreement and any other written agreement between Nogin and Mr. Nugent.

On January 30, 2023, Nogin entered into an employment agreement with Jon Huberman (the “Huberman Agreement”), which provides for an initial employment term commencing on August 29, 2022 and ending on the third anniversary thereof (the “Initial Term”), subject to automatic 12-month renewal periods until Mr. Huberman or Nogin delivers a notice of non-renewal to the other prior to the expiration of the then-current employment term.

Under the Huberman Agreement, Mr. Huberman is eligible to earn an annual cash incentive bonus targeted at 75% of his then-current annual base salary. In addition, connection with entering into the Huberman Agreement, Mr. Huberman will receive an award of time-vesting restricted stock units covering 4,500,000 shares of the Common Stock (the “Initial RSU Award”). The Initial RSU Award will vest in full on the last day of the Initial Term, subject to Mr. Huberman’s continued employment with the Company on such date.

In the event that Mr. Huberman’s employment is terminated by Nogin without “cause” or by Mr. Huberman for “good reason” (each as defined the Huberman Agreement), then, subject to Mr. Huberman’s timely executing a release of claims and continuing to comply with his restrictive covenant obligations, he will be entitled to receive twelve (12) months of his annual base salary, payable in installments over the 12-month period following such termination. In addition, if Mr. Huberman’s employment is terminated by Nogin without “cause” or by

Mr. Huberman for “good reason” prior to the expiration of the Initial Term, the Initial RSU Award will vest in full as of the date of such termination. If Mr. Huberman resigns without good reason or is terminated by Nogin for failing to perform his substantial duties prior to the expiration of the Initial Term, he will forfeit 100% of the Initial RSU Award. In the case of other terminations prior to the expiration of the Initial Term, Mr. Huberman’s Initial RSU Award will vest pro-rata based on the number of months that he was employed by Nogin during the Initial Term.

Director Compensation

2022 Director Compensation Table

The following table sets forth the compensation awarded to, earned by or paid to Nogin’s non-employee directors who served on our Board during the year ended December 31, 2022. Messrs. Huberman, Nugent and Van Haeren were also members of our Board but did not receive any additional compensation for their service as directors. See the section entitled “Summary Compensation Table” above for information regarding the compensation paid to Messrs. Huberman, Nugent and Van Haeren in 2022.

Name	Fees Earned or Paid in Cash ($)	Total ($)
Hussain Baig	27,826	27,826
Deborah Weinswig	24,348	24,348
Eileen Moore Johnson	31,304	31,304
Wilhelmina Park Fader	27,826	27,826

Director Compensation

Following the closing of the Business Combination, our non-employee director compensation program consists of an annual retainer of $100,000 per year as well as additional fees of $10,000 for each committee of which a non-employee director is a member and $20,000 for each chairmanship of a committee. All such fees are expected to be paid 50% in cash and 50% in RSU awards issued pursuant to the Plan. We also intend to reimburse the non-employee directors for expenses arising from their board membership.

EQUITY COMPENSATION PLAN INFORMATION

The following table presents the securities authorized for issuance under our equity compensation plans (as adjusted for the Exchange Ratio (as defined in the 2022 Annual Report)) as of December 31, 2022.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights		(b) Weighted Average Exercise Price of Outstanding Options, Warrants, and Rights	(c) Number of Securities Remaining Available for Issuance Under Equity Compensation Plans (Excluding Securities Reflected in column (a))
Equity Compensation Plans Approved by Security Holders:
Nogin, Inc. 2022 Incentive Award Plan	5,102,948	(1)	—	2,948	(2)
Equity Compensation Plans Not Approved by Security Holders:
Branded Online, Inc. 2013 Stock Incentive Plan	1,474,821		$2.94	—	(3)
Total	6,577,769			2,948

(1)

Represents shares that may be issued (i) upon exercise of outstanding options and (ii) under performance share awards if specified targets are met and shares credited as phantom shares under a deferred compensation plan.

(2)

The aggregate number of shares available for issuance under the Plan is equal to (i) 5,102,948 shares plus (ii) an annual increase for ten years on the first day of each calendar year beginning on January 1, 2023, equal to the lesser of (A) 15% of the aggregate number of shares of the Company’s common stock outstanding on the last day of the immediately preceding calendar year and (B) such smaller number of shares as determined by the Board.

(3)	No award may be granted under the Plan after August 26, 2022, but awards previously granted under the Plan will continue to be subject to the provisions thereof.

PRINCIPAL STOCKHOLDERS

The following table sets forth information known to us regarding the beneficial ownership of our Common Stock as of June 16, 2023 by:

•	each person who is the beneficial owner of more than 5% of the outstanding shares of our Common Stock;

•	each of our named executive officers and directors; and

•	all of our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed above has sole voting and investment power with respect to such shares. Unless otherwise noted, the address of each beneficial owner is c/o Nogin, Inc., 1775 Flight Way STE 400, Tustin, CA 92782.

The beneficial ownership of our Common Stock is based on 11,092,559 shares of Common Stock issued and outstanding as of June 16, 2023.

Name of Beneficial Owners	Number of Shares of Common Stock Beneficially Owned		Percentage of Outstanding Common Stock
5% Stockholders:
Jan-Christopher Nugent	558,084		5.0%
Software Acquisition Holdings III, LLC(1)	784,235		6.8%
Stephen Choi(2)	1,436,590		12.6%
Jonathan S. Huberman(3)	2,819,230		22.4%
Directors and Named Executive Officers:
Jonathan S. Huberman(3)	2,819,230		22.4%
Shahriyar Rahmati(4)	400,000		3.5%
Geoffrey Van Haeren(5)	350,565		3.2%
Wilhelmina Fader(6)	16,666	*
Eileen Moore Johnson	—		—
Hussain Baig(7)	166,666		1.5%
Andrew Pancer	—		—
Arthur Stark	—		—
Directors and executive officers as a group (8 individuals)	3,753,127		29.0%

*	Less than one percent.
(1)

Consists of (a) 285,098 shares of common stock and (b) 499,137 shares of common stock underlying warrants exercisable within 60 days of April 17, 2023. Software Acquisition Holdings III, LLC (the “Sponsor”) is the record holder of such securities. The Sponsor is controlled by a board of managers which consists of Jonathan Huberman, Mike Nikzad and Andrew Nikou. Mr. Huberman maintains ultimate voting and investment discretion with respect to the securities held by the Sponsor. The address for each of the foregoing is 1980 Festival Plaza Drive, Ste. 300, Las Vegas, Nevada 89135.

(2)

Consists of (a) 1,103,257 shares of common stock and (b) 333,333 shares of common stock underlying common warrants exercisable within 60 days of April 17, 2023. The address of Stephen Choi is 300 Meters South Mall Santa Ana, Puerto De Hierro #5, Santa Ana San Jose, CA 10903.

(3)

Consists of (a) 285,098 shares of common stock held by the Sponsor, (b) 499,137 shares of common stock underlying warrants exercisable within 60 days of April 17, 2023 held by the Sponsor, (c) 1,020,459 shares of common stock held directly by Mr. Huberman, (d) 535 shares of common stock underlying PIPE Warrants exercisable within 60 days of April 17, 2023, (e) 2,173 shares of common stock underlying Convertible Notes exercisable within 60 days of April 17, 2023 and (f) 1,011,828 shares of common stock underlying common warrants exercisable within 60 days of April 17, 2023.

(4)	Consists of (a) 200,000 shares of common stock and (b) 200,000 shares of common stock underlying common warrants exercisable within 60 days of April 17, 2023.
(5)

Consists of (a) 308,010 shares of common stock held directly by Mr. Van Haeren, (b) 9,222 shares of common stock held by members of Mr. Van Haeren’s immediate family for which he may be deemed to have beneficial ownership and (c) 33,333 shares of common stock underlying common warrants exercisable within 60 days of April 17, 2023. Mr. Van Haeren disclaims any beneficial ownership of the shares held by such family members except to the extent of his indirect pecuniary interest in such shares.

(6)	Consists of (a) 8,333 shares of common stock and (b) 8,333 shares of common stock underlying common warrants exercisable within 60 days of April 17, 2023.
(7)	Consists of (a) 83,333 shares of common stock and (b) 83,333 shares of common stock underlying common warrants exercisable within 60 days of April 17, 2023.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers and directors, our principal accounting officer and persons who beneficially own more than ten percent of our Common Stock to file with the SEC reports of their ownership and changes in their ownership of our Common Stock. To our knowledge, based solely on (i) review of the copies of such reports and amendments to such reports with respect to the year ended December 31, 2022 filed with the SEC and (ii) written representations by our directors and executive officers, all required Section 16 reports under the Exchange Act for our directors, executive officers, principal accounting officer and beneficial owners of greater than ten percent of our Common Stock were filed on a timely basis during the year ended December 31, 2022, other than the following late reports: (a) a late Form 3 filing by Stephen Choi, (b) late Form 4 filings by Stephen Choi for transactions on November 2, 2022, November 28, 2022 and November 29, 2022, and (c) a late Form 4 filing by Jonathan S. Huberman for a transaction on November 28, 2022.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

In addition to the compensation arrangements with directors and executive officers described in the “Executive and Director Compensation” section, the following is a description of each transaction since January 1, 2020 and each currently proposed transaction in which:

•	we have been or are to be a participant;

•	the amount involved exceeds or will exceed $120,000; and

•

any of our directors, executive officers or beneficial holders of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals (other than tenants or employees), had or will have a direct or indirect material interest.

Registered Equity Offering

On April 6, 2023, the Company closed its public offering of 7,333,334 shares of common stock and 7,333,334 common warrants to purchase 7,333,334 shares of common stock at a combined price of $3.00 per share and common warrant for aggregate gross proceeds of approximately $22 million, before deducting placement agent fees and other offering expenses. The following table summarizes purchases of shares of Common Stock and common warrants by related persons in transactions involving amounts greater than $120,000:

Name	Shares of Common Stock	Common Warrants	Purchase Price
Jonathan Huberman (1)	1,011,828	1,011,828	$3,035,484.00
Shahriyar Rahmati (2)	200,000	200,000	$600,000.00
Hussain Baig (3)	83,333	83,333	$249,999.00
Stephen Choi(4)	333,333	333,333	$999,999

(1)	Jonathan Huberman is Nogin’s Chief Executive Officer, President and Chairman of the Board.
(2)	Shahriyar Rahmati is Nogin’s Chief Financial Officer and Chief Operating Officer and is a member of the Board.
(3)	Hussain Baig is a member of the Board.
(4)	Stephen Choi is the beneficial holder of greater than 10% of Nogin’s outstanding Common Stock.

Registration Rights Agreement

In connection with the execution of the Merger Agreement (as defined in the 2022 Annual Report), we and certain stockholders of Legacy Nogin and SWAG entered into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which we agreed to file a shelf registration statement with respect to the registrable securities under the Registration Rights Agreement within 15 business days of the closing of the Business Combination. Certain Legacy Nogin stockholders and SWAG stockholders may each request to sell all or any portion of their registrable securities in an underwritten offering up to four times total and up to twice in any 12-month period, so long as the total offering price is reasonably expected to exceed $35.0 million. We also agreed to provide customary “piggyback” registration rights. The Registration Rights Agreement also provides that we will pay certain expenses relating to such registrations and indemnify the stockholders against certain liabilities.

Procedures with Respect to Review and Approval of Related Person Transactions

Our Board recognizes the fact that transactions with related persons present a heightened risk of conflicts of interests (or the perception of such conflicts of interest). We have adopted a written policy on transactions with related persons that is in conformity with the requirements for issuers having publicly held common stock that is listed on Nasdaq. Under the policy, our legal department is primarily responsible for developing and implementing processes and procedures to obtain information regarding related persons with respect to potential related person transactions and then determining, based on the facts and circumstances, whether such potential related person transactions do, in fact, constitute related person transactions requiring compliance with the policy. If the head of our legal department determines that a transaction or relationship is a related person transaction requiring compliance with the policy, the head of our legal department will be required to present to the audit committee all relevant facts and circumstances relating to the related person transaction. The audit committee will be required to review the relevant facts and circumstances of each related person transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party and the extent of the related person’s interest in the transaction, take into account the conflicts of interest and corporate opportunity provisions of the our code of business conduct and ethics, and either approve or disapprove the related person transaction. If advance audit committee approval of a related person transaction requiring the audit committee’s approval is not feasible, then the transaction may be preliminarily entered into by management upon prior approval of the transaction by the chair of the audit committee, subject to ratification of the transaction by the audit committee at the audit committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. If a transaction was not initially recognized as a related person transaction, then, upon such recognition, the transaction will be presented to the audit committee for ratification at the audit committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. Our management will update the audit committee as to any material changes to any approved or ratified related person transaction and will provide a status report at least annually of all then-current related person transactions. No director will be permitted to participate in approval of a related person transaction for which he or she is a related person.

Director and Officer Indemnification

Our certificate of incorporation and our bylaws provide for indemnification and advancement of expenses for our directors and officers to the fullest extent permitted by the DGCL, subject to certain limited exceptions. We have entered into indemnification agreements with each member of our Board and several of our officers.

Investment in Unconsolidated Subsidiaries

Prior to December 1, 2022, the Company owned a fifty percent interest in two joint ventures, Modcloth and IPCO. The Company has provided e-commerce services to its joint ventures, ModCloth and IPCO under Master Services agreements, which were entered into on April 25, 2021 and December 31, 2021, respectively. Revenue related to ModCloth and IPCO represent 8% and 0%, respectively, of total revenue in 2021 and 5% and 7%, respectively, of total revenue in 2022. On December 1, 2022, Tiger Capital assigned its interest in Modcloth to the Company for $1.5 million, at which point Modcloth became a wholly owned subsidiary of the Company. In addition, the Company paid the remaining balance of approximately $1 million on the inventory financing arrangement between Modcloth and Tiger Capital.

The Company accounts for its investments in the joint ventures under the fair value option of accounting. Changes in the fair value of the joint ventures, which are inclusive of equity in income, are recorded as changes in fair value of unconsolidated affiliates in the consolidated statements of operations during the periods such changes occur.

The joint ventures were determined to be variable interest entities as the equity investment at risk is not sufficient to permit the joint ventures to finance its activities without additional subordinated financial support. The Company has determined that it is not the primary beneficiary as the Company does not have the ability to direct the most significant activities of the joint ventures. The Company’s maximum exposure to loss as a result of its investments in the joint ventures is equal to its carrying value of the investment.

Certain Relationships and Related Party Transactions—Legacy Nogin

Investors’ Rights Agreement

Legacy Nogin was party to the Amended and Restated Investors’ Rights Agreement, dated as of June 2, 2017, which provided, among other things, that certain holders of its capital stock had the right to demand that Legacy Nogin file a registration statement or request that their shares of Legacy Nogin capital stock be covered by a registration statement that Legacy Nogin is otherwise filing. This agreement was terminated upon completion of the Business Combination.

Right of First Refusal

Legacy Nogin was party to the Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of June 2, 2017 (the “ROFR Agreement”), which provided, among other things, that Legacy Nogin or its assignees had the right to purchase shares of Legacy Nogin capital stock that stockholders proposed to sell to other parties. Certain holders of Legacy Nogin capital stock had rights of first refusal and co-sale under the ROFR Agreement. The ROFR Agreement was terminated upon completion of the Business Combination.

Voting Agreement

Legacy Nogin was a party to the Amended and Restated Voting Agreement, dated as of June 2, 2017, pursuant to which certain holders of its capital stock agreed to vote their shares of our capital stock on certain matters, including with respect to the election of directors. This agreement was terminated upon completion of the Business Combination.

Promissory Notes

Legacy Nogin entered into certain promissory notes during the second quarter of 2022 to certain principal owners and members of management of Legacy Nogin that have been identified as related parties. The promissory notes matured on the earlier of one year from issuance or close of the Business Combination and bore per annum interest at the rate of 7.75% plus the greater of 3.50% or the prime rate as published by the Wall Street Journal. In connection with the related party promissory notes, Legacy Nogin issued warrants (“Promissory Note Warrants”) to purchase up to 8,785 shares of common stock of Legacy Nogin at an exercise price of $0.01 per share. From such related parties, Legacy Nogin received proceeds of approximately $2.0 million at issuance, of which approximately $0.2 million was allocated to Promissory Note Warrants. Prior to the closing of the Business Combination, the Promissory Note Warrants converted into a number of shares of Legacy Nogin common stock in accordance with the applicable warrant agreement. The promissory notes were fully repaid in connection with the closing of the Business Combination. The following table summarizes purchases of promissory notes and Promissory Note Warrants by related persons in transactions involving amounts greater than $120,000 (the number of Promissory Note Warrants does not reflect the effect of the Reverse Stock Split):

Name	Aggregate Principal Amount of Promissory Notes	Promissory Note Warrants	Purchase Price
Stephen Choi(1)	$1,500,000	6,672	$1,500,000
Jonathan S. Huberman(2)	$1,250,000	5,560	$1,250,000

(1)	Stephen Choi was a member of the board of directors of Legacy Nogin.
(2)	Jonathan S. Huberman was Chairman, Chief Executive Officer and Chief Financial Officer of SWAG and is Chief Executive Officer, President and Chairman of the Board of Nogin.

Certain Relationships and Related Party Transactions—SWAG

Founder Shares

On January 2021, the Sponsor purchased 5,750,000 founder shares (48,033 shares of which were forfeited after the underwriters’ partial exercise of its over-allotment option) (not reflecting the effect of the Reverse Stock

Split). The number of founder shares issued was determined based on the expectation that such founder shares would represent 20% of the outstanding shares upon completion of this offering. If we increase or decrease the size of the offering we will effect a stock dividend or a share contribution back to capital or other appropriate mechanism, as applicable, with respect to our Class B Common Stock immediately prior to the consummation of the offering in such amount as to maintain the ownership of our initial stockholders at 20% of the issued and outstanding shares of our common stock upon the consummation of this offering.

Private Placement Warrants

The Sponsor purchased an aggregate of 9,982,754 private placement warrants (not reflecting the effect of the Reverse Stock Split) for a purchase price of $1.00 per warrant in a private placement that occurred simultaneously with the closing of the SWAG IPO. As such, the Sponsor’s interest in this transaction is valued at between $9,982,754. Each private placement warrant entitles the holder thereof to purchase one share of our Class A Common Stock at a price of $11.50 per share. The private placement warrants (including the Class A Common Stock issuable upon exercise thereof) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder.

Administrative Services Agreement

Commencing on July 28, 2021, SWAG agreed to pay an affiliate of our sponsor a total of $15,000 per month for office space, utilities and secretarial and administrative support. Upon completion of the initial business combination or liquidation, SWAG ceased paying these monthly fees.

Related Party Loans

Prior to the closing of the SWAG IPO, the Sponsor agreed to loan SWAG up to an aggregate of $300,000 to be used for a portion of the expenses of the SWAG IPO. The note was non-interest bearing and, as amended effective May 28, 2021, payable on the earlier of (i) December 31, 2021 and (ii) the consummation of the SWAG IPO. The outstanding balance under the note of $174,060 was repaid at the closing of the SWAG IPO on August 2, 2021.

On February 9, 2022, SWAG issued an unsecured promissory note in the principal amount of $300,000 to the Sponsor. On May 31, 2022, SWAG issued an unsecured promissory note in the principal amount of $100,000 to the Sponsor. The notes were repaid upon consummation of the Business Combination.

Convertible Notes and PIPE Warrants

On August 26, 2022, Jonathan S. Huberman, Chief Executive Officer of SWAG prior to the Business Combination and our Chief Executive Officer, President and Chairman of the Board, purchased $500,000 aggregate principal amount of Convertible Notes and 10,714 PIPE Warrants in connection with the closing of the Business Combination.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our annual meeting of stockholders to be held in 2024 (the “2024 Annual Meeting”) pursuant to Rule 14a-8 under the Exchange Act must submit the proposal in writing to our General Counsel at our address (provided under the “Principal Executive Offices” section) not later than February 17, 2024.

Stockholders intending to present a proposal at our 2024 Annual Meeting, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our General Counsel receive written notice from the registered stockholder of their intent to present such proposal or nomination not earlier than the 120th day and not later than the 90th day prior to the first anniversary of the preceding year’s annual meeting of stockholders. Therefore, we must receive notice of such a proposal or nomination for the 2024 Annual Meeting no earlier than March 28, 2024 and no later than April 27, 2024. The notice must contain the information required by our Bylaws. In the event that the date of the 2024 Annual Meeting is more than 30 days before or more than 60 days after July 26, 2024, then our General Counsel must receive such written notice not later than the 90th day prior to the 2024 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline.

We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

In connection with our solicitation of proxies for our 2024 Annual Meeting, we intend to file a proxy statement and proxy card with the SEC. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed with the SEC without charge from the SEC’s website at www.sec.gov.

HOUSEHOLDING

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will household materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of this Proxy Statement and the 2022 Annual Report by contacting Broadridge Financial Solutions, Inc. by telephone at (866) 540-7095 or in writing sent to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

2022 ANNUAL REPORT

Our 2022 Annual Report, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, is being mailed with this Proxy Statement to those stockholders that receive this Proxy Statement in the mail.

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 has also been filed with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Upon written request by a stockholder, we will mail without charge a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to the General Counsel at our address and telephone number provided under the “Principal Executive Offices” section.

Your vote is important. Please promptly vote your shares by completing, signing, dating and returning your proxy card or by Internet or telephone voting as described on your proxy card.

PRINCIPAL EXECUTIVE OFFICES

Our General Counsel is Mr. Michael Bassiri. The mailing address and telephone number for our General Counsel and principal executive offices are:

Nogin, Inc.

Attention: General Counsel

1775 Flight Way STE 400

Tustin, CA 92782

Telephone: (949) 222-0209

By Order of the Board of Directors:

/s/ Jonathan S. Huberman

Jonathan S. Huberman
Chief Executive Officer, President and Chairman of the Board of Directors

Tustin, California

June 20, 2023

ANNEX A

AMENDMENT TO THE

NOGIN, INC. 2022 INCENTIVE AWARD PLAN

THIS AMENDMENT TO THE NOGIN, INC. INCENTIVE AWARD PLAN (this “Amendment”) is made and adopted by Nogin, Inc., a Delaware corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Plan (as defined below).

RECITALS

WHEREAS, the Company maintains the Nogin, Inc. 2022 Incentive Award Plan (as amended from time to time, the “Plan”);

WHEREAS, in connection with the closing of the Initial Business Combination (as defined in the Plan), the Plan was originally approved by the Company’s stockholders on August 22, 2022 and adopted by the Company’s Board of Directors (the “Board”) on August 27, 2022 (the “Effective Date”);

WHEREAS, as of the Effective Date, 5,102,948 Shares (as defined in the Plan) were initially reserved for issuance under the Plan;

WHEREAS, on January 1, 2023, pursuant to the terms of the Plan as then in effect, the number of Shares available for issuance under the Plan increased by 10,004,144 Shares, thereby increasing the number of Shares available for issuance under the Plan to 15,107,092 Shares;

WHEREAS, as a result of the one-for-twenty reverse stock split of the Company’s common stock on March 28, 2022, the number of Shares available for issuance under the Plan was adjusted to 755,354 Shares (the “Initial Adjusted Share Reserve”);

WHEREAS, the Board has delegated authority to its Compensation Committee to serve as the “Administrator” of the Plan (as defined in and within the meaning of the Plan) and, pursuant to Section 3.2 of the Plan, the Board may re-vest in itself the authority to serve as the Administrator of the Plan at any time;

WHEREAS, pursuant to Section 10.4 of the Plan, the Plan may be amended by the Administrator at any time and for any reason, subject to the terms of the Plan;

WHEREAS, the Board desires to adopt this Amendment, subject to approval by the stockholders of the Company within twelve months following the date of such action to (i) increase the number of Shares available for issuance under the Plan so that, as of the Amendment Effective Date (as defined below), the number of Shares available for issuance under the Plan (inclusive of Shares subject to awards previously granted under the Plan) is equal to fifteen percent (15%) of the Company’s fully diluted equity securities as of the Amendment Effective Date, (ii) modify the formula for annual increases to the number of Shares available for issuance under the Plan, (iii) extend the term of the plan, and (iv) adjust the limit on Shares that may be issued pursuant to the exercise of Incentive Stock Options; and

WHEREAS, this Amendment will become effective in the event that it is approved by the Company’s stockholders on the date of such stockholder approval (the “Amendment Effective Date”), or if this Amendment is not approved by the Company’s stockholders, then this Amendment will not take effect and the Plan will continue on its original terms.

NOW, THEREFORE, in consideration of the foregoing, the Company hereby amends the Plan as follows, subject to approval by the stockholders of the Company within twelve months following the date of Board adoption of this Amendment:

1.	Section 4.3 of the Plan is hereby amended and restated in its entirety to read as follows:

“4.3    Incentive Stock Option Limitations. Notwithstanding anything to the contrary herein, no more than 75,000,000 Shares may be issued pursuant to the exercise of Incentive Stock Options.”

2.	Section 10.3 of the Plan is hereby amended and restated in its entirety to read as follows.

“10.3    Effective Date and Term of Plan. The Plan became effective on August 27, 2022, and unless earlier terminated by the Board, the Plan will remain in effect until, and shall terminate on, the tenth anniversary of June 15, 2023. New Awards may not be granted under the Plan following the date on which the Plan terminates, but Awards previously granted under the Plan may extend beyond that date in accordance with the Plan.”

3.	The following is hereby added to the Plan as Section 11.21:

“11.21    “Fully-Diluted Shares” means, as of any given date, without duplication (i) all shares of the Company’s capital stock outstanding on such date, regardless of the class thereof, (ii) all shares of Common Stock subject to compensatory equity awards (including Options and Restricted Stock Units) outstanding on such date, inclusive of all shares of Common Stock subject to Options that are outstanding and unexercised as of the applicable date, regardless of the exercise price thereof and with performance-based compensatory equity awards calculated at the “target” level of performance if such awards specify a “target” level, and otherwise calculated at the “maximum” level of performance, (iii) all shares of Common Stock subject to warrants that are outstanding and unexercised as of the applicable date, regardless of the exercise price thereof and (iv) all shares of the Company’s capital stock that are or may be issuable upon or in connection with (A) the exercise or settlement of any other equity securities (excluding, for the avoidance of doubt, warrants and compensatory equity awards to the extent they are already counted under clauses (ii) and (iii) above) with respect to which shares of the Company’s capital stock have not actually been issued or (B) the conversion of all convertible debt or other convertible securities of the Company or any of its Affiliates, in each case with respect to this clause (iv), counted on an as-converted-to shares of capital stock basis.”

4.	Section 11.27 of the Plan is hereby amended and restated in its entirety to read as follows:

“11.27    “Overall Share Limit” means the sum of (i) 5,199,298 Shares and (ii) an annual increase on the first day of each calendar year beginning January 1, 2024 and ending on and including January 1, 2033, equal to the lesser of (A) 10% of the aggregate number of Fully-Diluted Shares outstanding on the final day of the immediately preceding calendar year and (B) such smaller number of Shares as is determined by the Board.”

5.

This Amendment shall be and is hereby incorporated in and forms a part of the Plan; provided that the Amendment shall be subject to approval by the stockholders of the Company within twelve (12) months of the date hereof.

6.	Except as expressly provided herein, all other terms and provisions of the Plan shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, I hereby certify that this Amendment was duly adopted by the Board of Directors of Nogin, Inc. on June 16, 2023.

Nogin, Inc.
By:	/s/ Jonathan S. Huberman
Name:	Jonathan S. Huberman
Title:	Chief Executive Officer, President and Chairman of the Board

Date:	June 16, 2023

SCAN TO VIEW MATERIALS & VOTE w NOGIN, INC. VOTE BY INTERNET 1775 FLIGHT WAY STE 400 Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above TUSTIN, CALIFORNIA 92782 Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/NOGN2023 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V19887-P96268 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY NOGIN, INC. For All Withhold All Except For All To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the The Board of Directors recommends you vote FOR each number(s) of the nominee(s) on the line below. of the director nominees. 1. Election of Directors ! ! ! Nominees: 01) Andrew Pancer 02) Geoffrey Van Haeren 03) Arthur Stark The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 2. The Plan Amendment Proposal: To approve an amendment to the Nogin, Inc. 2022 Incentive Award Plan (the “Plan”). ! ! ! 3. The Independent Registered Public Accountant Proposal: To ratify the appointment of Grant Thornton LLP as our independent registered public accounting ! ! ! firm for 2023. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V19888-P96268 NOGIN, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS JULY 26, 2023 The undersigned, revoking any previous proxies relating to these shares of common stock, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders (the “Annual Meeting”) of Nogin, Inc. (“Nogin”) and accompanying Proxy Statement dated June 16, 2023 in connection with the Annual Meeting to be held on July 26, 2023 at 10:00 a.m. (Eastern Time) virtually at www.virtualshareholdermeeting.com/NOGN2023 and hereby appoint(s) Jonathan S. Huberman, Shahriyar Rahmati and Michael Bassiri, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Nogin that the stockholder(s) is/are entitled to vote at the Annual Meeting and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE Continued and to be signed on reverse side